                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2012

Item 1. Report to Shareholders

ANNUAL REPORT D E C E M B E R 3 1 , 2 0 1 2

MARKET VECTORS

HARD ASSETS ETFs

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of December 31, 2012, and are subject to change.

MARKET VECTORS HARD ASSETS ETFs

Dear Shareholder:

Market Vectors is an industry leader in offering exchange-traded funds (ETFs) for a wide range of hard asset producer stocks. In 2012, we increased our family of hard assets ETFs to twelve funds with the February launch of Market Vectors Unconventional Oil & Gas ETF (FRAK), the first ETF dedicated to this space. Additionally, we reduced the expenses for our RVE Hard Assets Producers ETF (HAP).

Unconventional Energy

Unlike several other ETFs in our family that focus on producers of an underlying commodity, FRAK is based on a theme - unconventional energy production. Initially, most unconventional energy producers were engaged in developing the vast “shale fields” in the U.S. for natural gas reserves. However, innovations in this industry converged in 2012 to help unconventional producers greatly increase yields of crude oil. In fact, the U.S. Department of Energy recently reported that total U.S. oil production increased by more than one million barrels per week in 2012, and our country is now meeting 83% of its energy needs, the highest level since 1991.1 In November, the International Energy Agency forecast that the U.S. will surpass Saudi Arabia as the world’s largest oil producer by 2020, in part because of unconventional drilling.2 Looking at the progress made in the U.S., we believe there is great potential for unconventional energy globally.

US Oil and Gas Production

Source: OECD/IEA 2012

Expense Reduction

We continually review our ETFs for opportunities to make them more cost-efficient for investors. As a result, we announced in February the reduction of the expense cap of RVE Hard Assets Producers ETF (HAP).

HAP is a broad-based ETF that can serve as the core of any natural resources investment allocation, and we expect the cost reduction will make HAP a more attractive option for long-term investors. The expense cap was reduced from 0.59% to 0.49% on a contractual basis until at least May 1, 2013. As is typically the case, interest expenses and certain other expenses are excluded from the expense cap.

1

MARKET VECTORS HARD ASSETS ETFs

We will continue to evaluate and identify the most attractive opportunities in the hard assets space. Please contact us at 1.888.MKT.VCTR or visit marketvectorsetfs.com if you have any questions. We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

January 18, 2013

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

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MANAGEMENT DISCUSSION

Hard Assets Market Overview

The most comprehensive index in the hard asset producer space is the RogersTM-Van Eck Hard Assets Producer Index (RVEIT), which includes equities of the world’s largest and most prominent hard assets producers. For the year ending December 31, 2012, the index returned 8.59%.

The table below shows average sector weightings within this index and full year 2012 total return of each sector.

RVEIT Sector	Average Sector Weight	2012 Total Return
Energy	40.66%	4.00%
Agriculture	31.92%	18.69%
Base/industrial metals	13.00%	7.19%
Precious metals	6.57%	-12.32%
Paper & forest products	4.13%	29.86%
Alternatives	3.98%	10.50%

Source: Van Eck Global, S-Network Global Indexes, LLC

Five of the six sectors – all except precious metals – had positive full year total returns. Agriculture, led by chemical and fertilizer companies, was a key driver of index performance. Energy, the largest sector by weight, had the lowest positive total return. This underperformance was driven in part by crude oil prices, which peaked for the year in February.

The graph below shows month-by-month performance of the index. After a strong start in January and February, the index declined in March, April and May – largely based on forecasts for slowing global growth and falling oil prices. Hard assets then rallied in the summer months on the strength of agriculture. After modest declines in October and November, a rebound in China’s growth prospects drove positive performance in December.

Monthly Returns of the RogersTM-Van Eck Hard Assets Producer Index in 2012

Source: Market Vectors

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MARKET VECTORS HARD ASSETS ETFs

In summary, 2012 demonstrated the benefit of diversifying hard asset investments among several sectors of producer stocks. Although agriculture drove index performance in 2012 and precious metals lagged, the pattern could be different in other years. Diversification can be increased by mixing several Market Vectors ETFs or by participating in HAP, the family’s multi-sector ETF.

Agribusiness

The sector’s strong performance was driven by drought conditions across many crop-producing regions of the globe, and also by sharply rising prices for key agricultural commodities during the summer. Companies that directly support farmers with products such as seed, fertilizer and farm equipment led agribusiness stock performance in 2012.3

Coal

Coal stocks performed poorly in 2012 due to declining commodity prices, environmental concerns, and the substitution of cheap U.S. natural gas for coal as an industrial and electricity-generating fuel. Coal stock performance began to stabilize in the second half of the year based on positive catalysts, including: 1) declining coal production4; 2) rising natural gas prices from a 13-year low point touched in April of 2012,5 and an apparent uptick in China’s economy in the fourth quarter.

Global Alternative Energy

Global alternative energy stocks began 2012 with a sharp decline but finished the year strong. The economies of producing electricity through wind, solar or water power are not competitive with natural gas priced at below about $4 per thousand cubic feet, where they have been in the U.S. since late 2011. The modest rise in natural gas prices in the second half of 2012 was a positive factor for alternative energy, as was President Obama’s reelection, with its potential for “green energy” policies.

Gold Miners

Although gold bullion increased by 7% in 2012 and it was bullion’s twelfth straight up year6, gold stocks continued to lag well behind the metal. The more volatile junior miners, which usually focus on developing a single mine prospect, underperformed the broad gold mining industry benchmark for the full year. Investors expressed broad disappointment with mining companies’ performance, especially earnings misses caused by rising mine costs and excessive capital spending. As a result, mining companies have begun retrenching, cutting capital investments, and focusing more intently on the bottom line.

Oil Services

Oil services was among the weakest performing industries in the S&P 500* in 2012, and the catalysts behind the under-performance were varied. After peaking at $109 per barrel in February, WTI crude prices fell to $78 over the next four months.7 In December, industry leader Schlumberger’s (19.0% of Fund net assets†) shares declined behind a surprising miss on fourth quarter earnings. The company’s onshore drilling activities in the U.S. and Canada fell below expectations, based partly on oversupply of drilling equipment in shale gas fields.8 As offshore oil drilling moves into deeper waters, oil services companies are being forced to spend more heavily on research and development and environmental compliance. One bright spot for the industry came near yearend, when Transocean Ltd. (4.9% of Fund net assets†) reached a settlement with the U.S. Justice Department for its role in the 2010 Deepwater Horizon spill, lifting its shares.9

4

Rare Earth and Strategic Metals

Rare earths and strategic metals are used in making a variety of products, ranging from flat screen TVs and iPads to military systems and “clean technologies.” China is the dominant supplier of rare earths and also their largest consumer. In 2011, China announced cuts in its export quotas of rare earths, and this caused other countries to announce plans for increasing production. Malaysia recently began a new rare earth refinery that will become the first located outside China in many years. Concerns over excess production caused a sharp decline in producer stocks in the first half of 2012. However, prices stabilized toward yearend, based in part on prospects for an economic rebound in China.

Hard Assets Producers

Among diversified hard assets producer sectors, paper and forest products and agriculture were the strongest performers in 2012, and precious metals was the weakest. The energy and agriculture sectors had the highest average weightings in the RogersTM-Van Eck Hard Assets Producer Index in 2012 at 40.66% and 31.92%, respectively. Yet they produced quite different return profiles.

Solar Energy

For several years, solar energy equipment makers have faced oversupply conditions and compressed profit margins in a fiercely competitive global market. Concerned over China’s subsidies for its large solar industry, the U.S. Government imposed trade tariffs on Chinese solar equipment in October. The European Union is considering a similar response.10 Solar stock performance improved toward yearend, partially due to an upbeat report on the sector’s growth by the Solar Energy Industries Association. The report indicated that the U.S. solar industry installed a total of 1,992 megawatts in the first three quarters of 2012, more than in all of 2011. The group also reported that solar installations are booming in China.11

Steel

Steel is among the most cyclical of all hard assets based on demand for automobiles, manufacturing and construction. Due to manufacturing overcapacity and uncertainties over the global economic outlook, steel producer stocks had a roller coaster ride in 2012. Stock declines in the first half of the year were driven by reports of a slowdown in China and Europe’s slumping economies. Rallies in the second half were influenced first by reports of below average steel inventories in China, and then by data suggesting a recovery in China’s GDP growth rate.

Unconventional Oil & Gas

Unconventional energy is an evolving space in which both challenges and opportunities keep changing. A major trend of 2012 was the bottoming of U.S. natural gas wellhead prices at below $2 per thousand cubic feet, due to oversupplies produced by unconventional drilling. This put downward pressure on producer profits and stock prices, but it also produced two positives: 1) the conversion of several U.S. electricity-producing plants to natural gas fuel; and 2) increased efforts in the shale fields to extract crude oil, in addition to natural gas. Despite low natural gas prices, 2012 was a big year for acquisitions of (and by) unconventional energy companies.

Uranium and Nuclear Energy

The industry suffered a setback with the Fukushima nuclear plant disaster in Japan in 2011. However, it managed to recover momentum in 2012 with continued development of nuclear projects in China, India and even oil-rich Saudi Arabia. Nuclear power currently is estimated to generate about 13.5% of the world’s electricity, and that share is expected to rise with 95 new reactions in planning stages and 62 already under construction, according to the World Nuclear Association.12

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MARKET VECTORS HARD ASSETS ETFs

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

‡	RogersTM-Van Eck Hard Assets Producers Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

*	S&P® 500 Index, calculated with dividends reinvested, consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

[1]	Bloomberg 1/9/13, Fracking pushes U.S. oil production to highest in 20 years, www.bloomberg.com/news/2013-01-09/fracking-pushes-u-s-oil-production-to-highest-level-in-20-years.html

[2]	CNN Money, 11/12/12, U.S. to become biggest oil producer - IEA, http://money.cnn.com/2012/11/12/news/economy/us-oil-production-energy/index.html

[3]	Seeking Alpha: Agribusiness ETFs and the Drought of 2012, http://seekingalpha.com/article/779581-agribusiness-etfs-and-the-drought-of-2012-podcast

[4]	Seeking Alpha, 11/29/12: Coal Stocks Look Ready to Run, http://seekingalpha.com/article/1035341-coal-stocks-look-ready-to-run

[5]	U.S. Natural Gas Wellhead Prices, U.S. Energy Information Administration: www.eia.gov/dnav/ng/hist/n9190us3m.htm

[6]	The Wall Street Journal, Comex Gold locks in 12th straight annual gain, up 7% in 2012, http://online.wsj.com/article/BT-CO-20121231-705588.html

[7]	WTI Crude Oil spot price: http://ycharts.com/indicators/crude_oil_spot_price

[8]	Seeking Alpha 12/15/12, Schlumberger, Disappointing Quarterly Update Triggers a Sell-Off, http://seekingalpha.com/article/1066261-schlumberger-disappointing-quarterly-update-triggers-a-sell-off

[9]	ABC News, Transocean Settlement of Gulf Spill Heads to Court, http://abcnews.go.com/US/wireStory/transocean-spill-settlement-heads-court-18167417

[10]	AP News, 10/11/12, China rejects U.S. solar tariffs as protectionism, www.businessweek.com/ap/2012-10-11/china-rejects-us-solar-tariffs-as-protectionism

[11]	Solar Market Insight Report 2012 Q3, www.seia.org/research-resources/solar-market-insight-report-20

[12]	Money Morning 11/21/12, Uranium Stocks to Benefit from Nuclear Resurgence, http://moneymorning.com/2012/11/21/uranium-stocks-to-benefit-from-nuclear-resurgence-ccj-dnn/

6

MARKET VECTORS AGRIBUSINESS ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	DXAG[2]
One Year	13.96%	14.20%	13.22%
Five Years	(0.69)%	(0.37)%	(0.23)%
Life* (annualized)	5.89%	5.95%	6.29%
Life* (cumulative)	35.67%	36.13%	38.44%
*since 8/31/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Agribusiness ETF (MOO) was 8/31/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.55% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2013 During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	DAXglobal® Agribusiness Index (DXAG) is a modified capitalization-weighted index designed to track the movements of securities of companies engaged in the agriculture business that are traded on leading global exchanges.

DAXglobal® Agribusiness Index (DXAG), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Agribusiness ETF (MOO). Market Vectors Agribusiness ETF is not sponsored, endorsed, sold or promoted by Deutsche Börse AG and Deutsche Börse AG makes no representation regarding the advisability of investing in the Fund.

7

MARKET VECTORS AGRIBUSINESS ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Agribusiness ETF (MOO)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 5, 2007* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.4%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.4%
Greater than or Equal to 1.0% And Less Than 1.5%	20	1.5%
Greater than or Equal to 0.5% And Less Than 1.0%	179	13.3%
Greater than or Equal to 0.0% And Less Than 0.5%	541	40.4%
Greater than or Equal to -0.5% And Less Than 0.0%	460	34.3%
Greater than or Equal to -1.0% And Less Than -0.5%	95	7.1%
Greater than or Equal to -1.5% And Less Than -1.0%	19	1.4%
Greater than or Equal to -2.0% And Less Than -1.5%	10	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.1%
Less Than -3.0%	2	0.1%
	1342	100.0%

* First day of secondary market trading.
8

MARKET VECTORS COAL ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVKOLTR[2]
One Year	(20.73)%	(21.05)%	(20.91)%
Life* (annualized)	(8.17)%	(8.14)%	(7.53)%
Life* (cumulative)	(34.54)%	(34.47)%	(32.25)%
*since 1/10/08
Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the Market Vectors® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Coal ETF (KOL) was 1/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.62% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Market Vectors Global Coal Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties.

9

MARKET VECTORS COAL ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Coal ETF (KOL)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KOL is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 14, 2008* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	10	0.8%
Greater than or Equal to 2.5% And Less Than 3.0%	10	0.8%
Greater than or Equal to 2.0% And Less Than 2.5%	12	1.0%
Greater than or Equal to 1.5% And Less Than 2.0%	23	1.8%
Greater than or Equal to 1.0% And Less Than 1.5%	43	3.4%
Greater than or Equal to 0.5% And Less Than 1.0%	144	11.5%
Greater than or Equal to 0.0% And Less Than 0.5%	376	30.0%
Greater than or Equal to -0.5% And Less Than 0.0%	410	32.8%
Greater than or Equal to -1.0% And Less Than -0.5%	153	12.2%
Greater than or Equal to -1.5% And Less Than -1.0%	37	3.0%
Greater than or Equal to -2.0% And Less Than -1.5%	17	1.4%
Greater than or Equal to -2.5% And Less Than -2.0%	13	1.0%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Less Than -3.0%	1	0.1%
	1252	100.0%

* First day of secondary market trading.
10

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	AGIXLT[2]
One Year	3.09%	3.07%	0.65%
Five Years	(27.77)%	(27.59)%	(28.23)%
Life* (annualized)	(19.29)%	(19.23)%	(19.73)%
Life* (cumulative)	(70.28)%	(70.15)%	(71.20)%
*since 5/3/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement dates for the Market Vectors Global Alternative Energy ETF (GEX) was 5/3/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.81% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR - XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Global Alternative Energy ETF (GEX). Market Vectors Global Alternative Energy ETF is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

11

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Global Alternative Energy ETF (GEX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GEX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 9, 2007* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	13	0.9%
Greater than or Equal to 1.0% And Less Than 1.5%	84	5.9%
Greater than or Equal to 0.5% And Less Than 1.0%	186	13.1%
Greater than or Equal to 0.0% And Less Than 0.5%	327	22.9%
Greater than or Equal to -0.5% And Less Than 0.0%	472	33.1%
Greater than or Equal to -1.0% And Less Than -0.5%	291	20.4%
Greater than or Equal to -1.5% And Less Than -1.0%	35	2.5%
Greater than or Equal to -2.0% And Less Than -1.5%	5	0.4%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Less Than -3.0%	1	0.1%
	1425	100.0%

* First day of secondary market trading.
12

MARKET VECTORS GOLD MINERS ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	GDM[2]
One Year	(8.90)%	(9.16)%	(8.46)%
Five Year	0.68%	0.62%	1.17%
Life* (annualized)	3.00%	2.98%	3.53%
Life* (cumulative)	21.66%	21.47%	25.84%
*since 5/16/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gold Miners ETF (GDX) was 5/16/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.52% / Net Expense Ratio 0.52%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Gold Miners Index (GDM) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

NYSE Arca Gold Miners Index (GDM), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Gold Miners ETF (GDX). Market Vectors Gold Miners ETF is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of GDM or results to be obtained by any person from using GDM in connection with trading the Fund.

13

MARKET VECTORS GOLD MINERS ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gold Miners ETF (GDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 22, 2006* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	12	0.7%
Greater than or Equal to 0.5% And Less Than 1.0%	51	3.1%
Greater than or Equal to 0.0% And Less Than 0.5%	888	53.2%
Greater than or Equal to -0.5% And Less Than 0.0%	675	40.5%
Greater than or Equal to -1.0% And Less Than -0.5%	27	1.6%
Greater than or Equal to -1.5% And Less Than -1.0%	6	0.4%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.1%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	0	0.0%
	1666	100.0%

* First day of secondary market trading.
14

MARKET VECTORS JUNIOR GOLD MINERS ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVGDXJTR[2]
One Year	(16.84)%	(16.07)%	(15.39)%
Life* (annualized)	(1.61)%	(1.61)%	(1.23)%
Life* (cumulative)	(4.98)%	(4.97)%	(3.83)%
*since 11/10/09
On January 23, 2013, the name of the Market Vectors® Junior Gold Miners Index changed to Market Vectors® Global Junior Gold Miners Index. This was a name change only. There were no other changes to the index.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Junior Gold Miners ETF (GDXJ) was 11/10/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.55% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

Market Vectors Global Junior Gold Miners Index (MVGDXJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate MVGDXJTR. Structured Solutions AG uses its best efforts to ensure that MVGDXJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in MVGDXJTR to third parties. Market Vectors Junior Gold Miners ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS JUNIOR GOLD MINERS ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Junior Gold Miners ETF (GDXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 11, 2009* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	4	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	8	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	44	5.6%
Greater than or Equal to 0.5% And Less Than 1.0%	154	19.5%
Greater than or Equal to 0.0% And Less Than 0.5%	285	36.0%
Greater than or Equal to -0.5% And Less Than 0.0%	203	25.7%
Greater than or Equal to -1.0% And Less Than -0.5%	74	9.4%
Greater than or Equal to -1.5% And Less Than -1.0%	14	1.8%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%
	790	100.0%

* First day of secondary market trading.
16

MARKET VECTORS OIL SERVICES ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVOIHTR[2]
One Year	1.96%	1.98%	2.10%
Life* (annualized)	3.34%	2.52%	2.65%
Life* (cumulative)	3.44%	2.60%	2.73%
*since 12/20/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Oil Services ETF (OIH) was 12/20/2011.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.38% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

Market Vectors US Listed Oil Services 25 Index (MVOIHTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate MVOIHTR. Structured Solutions AG uses its best efforts to ensure that MVOIHTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in MVOIHTR to third parties. Market Vectors Oil Services ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

17

MARKET VECTORS OIL SERVICES ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Oil Services ETF (OIH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for OIH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.4%
Greater than or Equal to 0.5% And Less Than 1.0%	1	0.4%
Greater than or Equal to 0.0% And Less Than 0.5%	141	54.4%
Greater than or Equal to -0.5% And Less Than 0.0%	114	44.0%
Greater than or Equal to -1.0% And Less Than -0.5%	2	0.8%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	259	100.0%

* First day of secondary market trading.
18

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVREMXTR[2]
One Year	(10.27)%	(10.88)%	(12.64)%
Life* (annualized)	(13.96)%	(13.78)%	(14.72)%
Life* (cumulative)	(27.92)%	(27.60)%	(29.31)%
*since 10/27/10
On January 23, 2013, the name of the Market Vectors® Rare Earth/Strategic Metals Index changed to Market Vectors® Global Rare Earth/Strategic Metals Index. This was a name change only. There were no other changes to the index.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Rare Earth/Strategic Metals ETF (REMX) was 10/27/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

Market Vectors Global Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

19

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Rare Earth/Strategic Metals ETF (REMX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for REMX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 28, 2010* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	4	0.7%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	4	0.7%
Greater than or Equal to 1.0% And Less Than 1.5%	26	4.7%
Greater than or Equal to 0.5% And Less Than 1.0%	94	17.2%
Greater than or Equal to 0.0% And Less Than 0.5%	129	23.5%
Greater than or Equal to -0.5% And Less Than 0.0%	140	25.6%
Greater than or Equal to -1.0% And Less Than -0.5%	117	21.4%
Greater than or Equal to -1.5% And Less Than -1.0%	26	4.7%
Greater than or Equal to -2.0% And Less Than -1.5%	5	0.9%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.2%
Less Than -3.0%	0	0.0%
	548	100.0%

* First day of secondary market trading.
20

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	RVEIT[2]
One Year	8.81%	8.98%	8.59%
Life* (annualized)	(0.88)%	(0.83)%	(0.65)%
Life* (cumulative)	(3.78)%	(3.53)%	(2.79)%
*since 8/29/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors RVE Hard Assets Producers ETF (HAP) was 8/29/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.68% / Net Expense Ratio 0.52%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The RogersTM-Van Eck Hard Assets Producers Index is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

The RogersTM-Van Eck Hard Assets Producers Index (RVEIT) has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC in connection with Market Vectors RVE Hard Assets Producers ETF (HAP). Market Vectors RVE Hard Assets Producers ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

21

MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

RVE Hard Assets Producers ETF (HAP)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HAP is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 3, 2008* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	8	0.7%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	16	1.5%
Greater than or Equal to 1.0% And Less Than 1.5%	26	2.4%
Greater than or Equal to 0.5% And Less Than 1.0%	132	12.1%
Greater than or Equal to 0.0% And Less Than 0.5%	493	45.2%
Greater than or Equal to -0.5% And Less Than 0.0%	355	32.5%
Greater than or Equal to -1.0% And Less Than -0.5%	35	3.2%
Greater than or Equal to -1.5% And Less Than -1.0%	6	0.5%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.4%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	4	0.4%
	1091	100.0%

* First day of secondary market trading.
22

MARKET VECTORS SOLAR ENERGY ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	SOLRXT[2]
One Year	(32.89)%	(31.89)%	(34.62)%
Life* (annualized)	(44.04)%	(43.87)%	(44.56)%
Life* (cumulative)	(93.45)%	(93.36)%	(93.73)%
*since 4/21/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Solar Energy ETF (KWT) was 4/21/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/23/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 1.86% / Net Expense Ratio 0.66%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Ardour Solar Energy IndexSM (SOLRXT) is a rules-based, modified global capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the solar energy industry.

“Ardour Global IndexesSM, LLC” and “Ardour Solar Energy IndexSM” (SOLRXT) are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Solar Energy ETF (KWT). Market Vectors Solar Energy ETF is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. SOLRXT is calculated by Dow Jones Indexes. The Fund, based on the SOLRXT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

23

MARKET VECTORS SOLAR ENERGY ETF
FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Solar Energy ETF (KWT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KWT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 23, 2008* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	11	0.9%
Greater than or Equal to 1.5% And Less Than 2.0%	12	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	71	6.0%
Greater than or Equal to 0.5% And Less Than 1.0%	174	14.7%
Greater than or Equal to 0.0% And Less Than 0.5%	390	33.0%
Greater than or Equal to -0.5% And Less Than 0.0%	365	30.9%
Greater than or Equal to -1.0% And Less Than -0.5%	111	9.4%
Greater than or Equal to -1.5% And Less Than -1.0%	17	1.4%
Greater than or Equal to -2.0% And Less Than -1.5%	12	1.0%
Greater than or Equal to -2.5% And Less Than -2.0%	7	0.6%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.2%
Less Than -3.0%	5	0.4%
	1183	100.0%

* First day of secondary market trading.
24

MARKET VECTORS STEEL ETF
PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	STEEL[2]
One Year	4.66%	4.80%	5.22%
Five Year	(8.34)%	(8.31)%	(8.00)%
Life* (annualized)	5.16%	5.21%	5.58%
Life* (cumulative)	36.76%	37.19%	40.19%
*since 10/10/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Steel ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.60% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Steel ETF (SLX). Market Vectors Solar Energy ETF is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

25

MARKET VECTORS STEEL ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Steel ETF (SLX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.1%
Greater than or Equal to 0.5% And Less Than 1.0%	16	1.0%
Greater than or Equal to 0.0% And Less Than 0.5%	500	32.0%
Greater than or Equal to -0.5% And Less Than 0.0%	983	62.7%
Greater than or Equal to -1.0% And Less Than -0.5%	54	3.5%
Greater than or Equal to -1.5% And Less Than -1.0%	3	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	4	0.3%
	1564	100.0%

* First day of secondary market trading.

26

MARKET VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	MVFRAKTR[2]
Life* (cumulative)	(8.16)%	(9.04)%	(8.85)%
*since 2/14/12
On January 23, 2013, the name of the Market Vectors® Unconventional Oil & Gas Index changed to Market Vectors® Global Unconventional Oil & Gas Index. This was a name change only. There were no other changes to the index.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Unconventional Oil & Gas ETF (FRAK) was 2/14/2012.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/14/12) to the first day of secondary market trading in shares of the Fund (2/15/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.92% / Net Expense Ratio 0.54%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Market Vectors Global Unconventional Oil & Gas Index (MVFRAKTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate MVFRAKTR. Structured Solutions AG uses its best efforts to ensure that MVFRAKTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in MVFRAKTR to third parties. Market Vectors Unconventional Oil & Gas ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

27

MARKET VECTORS UNCONVENTIONAL OIL & GAS ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Unconventional Oil & Gas ETF (FRAK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for FRAK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 15, 2012* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	4	1.8%
Greater than or Equal to 0.5% And Less Than 1.0%	26	12.0%
Greater than or Equal to 0.0% And Less Than 0.5%	88	40.6%
Greater than or Equal to -0.5% And Less Than 0.0%	63	29.0%
Greater than or Equal to -1.0% And Less Than -0.5%	28	12.9%
Greater than or Equal to -1.5% And Less Than -1.0%	6	2.8%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.9%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	217	100.0%

* First day of secondary market trading.

28

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Total Return	Share Price[1]	NAV	DXNE[2]
One Year	(3.02)%	(3.53)%	(5.82)%
Five Years	(13.48)%	(13.47)%	(13.64)%
Life* (annualized)	(13.68)%	(13.66)%	(13.71)%
Life* (cumulative)	(54.70)%	(54.66)%	(54.79)%
*since 8/13/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Uranium+Nuclear Energy ETF (NLR) was 8/13/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf.

Gross Expense Ratio 0.67% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	DAXglobal® Nuclear Energy Index (DXNE) is a modified capitalization-weighted index intended to track the movements of securities of companies engaged in the nuclear energy industry that are traded on leading global exchanges.

DAXglobal® Nuclear Energy Index (DXNE), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Uranium+Nuclear Energy ETF (NLR). Market Vectors Uranium+Nuclear Energy ETF is not sponsored, endorsed, sold or promoted by Deutsche Börse AG and Deutsche Börse AG makes no representation as to the accuracy and/or completeness of DXNE or results to be obtained by any person using DXNE in connection with trading the Fund.

29

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Uranium+Nuclear Energy ETF (NLR)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for NLR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 15, 2007* through December 31, 2012
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	4	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	14	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	46	3.4%
Greater than or Equal to 0.5% And Less Than 1.0%	182	13.4%
Greater than or Equal to 0.0% And Less Than 0.5%	435	32.2%
Greater than or Equal to -0.5% And Less Than 0.0%	387	28.5%
Greater than or Equal to -1.0% And Less Than -0.5%	188	13.9%
Greater than or Equal to -1.5% And Less Than -1.0%	45	3.3%
Greater than or Equal to -2.0% And Less Than -1.5%	22	1.6%
Greater than or Equal to -2.5% And Less Than -2.0%	13	1.0%
Greater than or Equal to -3.0% And Less Than -2.5%	6	0.4%
Less Than -3.0%	9	0.7%
	1356	100.0%

* First day of secondary market trading.

30

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MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32

EXPLANATION OF EXPENSES

(unaudited)

		Ending	Annualized	Expenses Paid
	Beginning	Account	Expense	During the Period*
	Account	Value	Ratio	July 1, 2012-
	Value July 1, 2012	December 31, 2012	During Period	December 31, 2012
Agribusiness ETF
Actual	$1,000.00	$1,085.60	0.56%	$2.94
Hypothetical**	$1,000.00	$1,022.32	0.56%	$2.85
Coal ETF
Actual	$1,000.00	$1,040.00	0.59%	$3.03
Hypothetical**	$1,000.00	$1,022.16	0.59%	$3.00
Global Alternative Energy ETF
Actual	$1,000.00	$1,097.90	0.62%	$3.28
Hypothetical**	$1,000.00	$1,022.01	0.62%	$3.16
Gold Miners ETF
Actual	$1,000.00	$1,044.90	0.53%	$2.71
Hypothetical**	$1,000.00	$1,022.49	0.53%	$2.68
Junior Gold Miners ETF
Actual	$1,000.00	$1,076.00	0.55%	$2.85
Hypothetical**	$1,000.00	$1,022.39	0.55%	$2.78
Oil Services ETF
Actual	$1,000.00	$1,096.30	0.35%	$1.85
Hypothetical**	$1,000.00	$1,023.37	0.35%	$1.79
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$ 986.60	0.61%	$3.06
Hypothetical**	$1,000.00	$1,022.05	0.61%	$3.12
RVE Hard Assets Producers ETF
Actual	$1,000.00	$1,089.80	0.50%	$2.63
Hypothetical**	$1,000.00	$1,022.62	0.50%	$2.54
Solar Energy ETF
Actual	$1,000.00	$ 960.40	0.66%	$3.24
Hypothetical**	$1,000.00	$1,021.84	0.66%	$3.34
Steel ETF
Actual	$1,000.00	$1,119.90	0.55%	$2.94
Hypothetical**	$1,000.00	$1,022.37	0.55%	$2.80
Unconventional Oil & Gas ETF
Actual	$1,000.00	$1,079.10	0.54%	$2.82
Hypothetical**	$1,000.00	$1,022.42	0.54%	$2.75
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,007.80	0.60%	$3.04
Hypothetical**	$1,000.00	$1,022.11	0.60%	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012) multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses

33

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 99.9%
Argentina: 0.1%
739,853	Cresud S.A.C.I.F. y A (ADR)	$6,155,577
Australia: 1.2%
3,366,804	GrainCorp. Ltd. #	43,649,367
3,875,405	Nufarm Ltd. #	23,628,525
		67,277,892
Brazil: 5.5%
12,816,895	Brasil Foods S.A. (ADR)	270,564,653
2,571,915	Cosan Ltd. (Class A) (USD)	44,519,849
		315,084,502
Canada: 11.2%
2,202,505	Agrium, Inc. (USD) †	220,052,275
2,065,793	Maple Leaf Foods, Inc.	24,834,330
9,525,399	Potash Corp. of Saskatchewan, Inc. (USD)	387,588,485
		632,475,090
Chile: 1.8%
1,775,684	Sociedad Quimica y Minera de Chile S.A. (ADR)	102,350,426
China / Hong Kong: 1.6%
64,396,000	Chaoda Modern Agriculture Holdings Ltd. * † #	2,318,251
77,441,630	China Agri-Industries Holdings Ltd. † #	44,005,921
26,124,000	China BlueChemical Ltd. #	17,820,738
103,618,000	Sinofert Holdings Ltd. † #	25,668,137
		89,813,047
Indonesia: 1.3%
23,228,876	Astra Agro Lestari Tbk PT #	47,695,112
100,644,010	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	24,108,346
		71,803,458
Ireland: 0.8%
4,348,721	Glanbia Plc #	47,574,450
Japan: 4.0%
18,969,000	Kubota Corp. #	218,522,906
1,283,000	Kumiai Chemical Industry Co. Ltd. † #	7,197,005
		225,719,911
Luxembourg: 0.3%
1,788,695	Adecoagro S.A. (USD) *	15,168,134
Malaysia: 5.0%
94,843,655	IOI Corp. Bhd #	158,536,070
15,746,770	Kuala Lumpur Kepong Bhd #	124,081,304
		282,617,374
Netherlands: 3.3%
3,536,057	CNH Global N.V. (USD) †	142,467,737
518,041	Nutreco Holding N.V. #	43,988,375
		186,456,112
Norway: 3.7%
4,243,222	Yara International ASA #	211,276,152

Number
of Shares		Value

Russia: 5.7%
8,361,607	Uralkali OJSC (GDR) † #	$324,024,471
Singapore: 8.3%
23,367,000	First Resources Ltd. † #	38,964,812
189,366,745	Golden Agri-Resources Ltd. † #	101,912,020
21,157,520	Indofood Agri Resources Ltd. † #	23,384,091
35,258,590	Olam International Ltd. † #	45,292,524
11,035,938	Olam International Ltd. Rights (SGD 0.95, expiring 01/21/13) * #	—
94,347,751	Wilmar International Ltd. † #	260,484,833
		470,038,280
Switzerland: 7.4%
1,034,189	Syngenta A.G. #	417,478,731
Ukraine: 0.4%
1,175,406	Kernel Holding S.A. *	25,350,852
United Kingdom: 1.5%
6,876,516	Tate & Lyle Plc #	85,132,687
United States: 36.8%
1,430,835	AGCO Corp. *	70,282,615
413,899	American Vanguard Corp.	12,859,842
274,369	Andersons, Inc.	11,770,430
9,711,526	Archer-Daniels-Midland Co.	265,998,697
2,156,187	Bunge Ltd.	156,733,233
927,412	CF Industries Holdings, Inc.	188,413,022
683,076	Chiquita Brands International, Inc. *	5,635,377
1,737,184	Darling International, Inc. *	27,864,431
4,202,551	Deere & Co.	363,184,457
1,129,280	Ingredion, Inc.	72,759,510
1,110,738	Intrepid Potash, Inc.	23,647,612
187,677	Lindsay Corp.	15,036,681
4,944,093	Monsanto Co.	467,958,402
4,379,492	Mosaic Co.	248,010,632
3,820,501	Pilgrim’s Pride Corp. *	27,698,632
2,204,969	Smithfield Foods, Inc. *	47,561,181
4,259,374	Tyson Foods, Inc.	82,631,856
		2,088,046,610
Total Common Stocks
(Cost: $5,476,701,845)		5,663,843,756
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 3.0%
(Cost: $167,592,140)
167,592,140	Bank of New York Overnight Government Fund	167,592,140
Total Investments: 102.9%
(Cost: $5,644,293,985)		5,831,435,896
Liabilities in excess of other assets: (2.9)%		(164,214,500)
NET ASSETS: 100.0%		$5,667,221,396

See Notes to Financial Statements

34

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $159,894,057.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,336,744,828 which represents 41.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Agricultural Chemicals	44.7%	$2,531,938,657
Agricultural Operations	19.3	1,089,832,217
Alternative Waste Technology	0.5	27,864,431
Chemicals	0.2	12,859,842
Chemicals - Diversified	2.2	125,978,951
Chemicals - Specialty	0.1	7,197,005
Food - Dairy Products	0.8	47,574,450
Food - Meat Products	7.5	425,592,020
Food - Miscellaneous / Diversified	8.3	468,000,782
Food - Wholesale / Distribution	0.8	45,292,524
Machinery - Farm	14.3	809,494,396
Poultry	0.5	27,698,632
Sugar	0.8	44,519,849
	100.0%	$5,663,843,756

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$6,155,577	$—	$—	$6,155,577
Australia	—	67,277,892	—	67,277,892
Brazil	315,084,502	—	—	315,084,502
Canada	632,475,090	—	—	632,475,090
Chile	102,350,426	—	—	102,350,426
China / Hong Kong	—	89,813,047	—	89,813,047
Indonesia	—	71,803,458	—	71,803,458
Ireland	—	47,574,450	—	47,574,450
Japan	—	225,719,911	—	225,719,911
Luxembourg	15,168,134	—	—	15,168,134
Malaysia	—	282,617,374	—	282,617,374
Netherlands	142,467,737	43,988,375	—	186,456,112
Norway	—	211,276,152	—	211,276,152
Russia	—	324,024,471	—	324,024,471
Singapore	—	470,038,280	—	470,038,280
Switzerland	—	417,478,731	—	417,478,731
Ukraine	25,350,852	—	—	25,350,852
United Kingdom	—	85,132,687	—	85,132,687
United States	2,088,046,610	—	—	2,088,046,610
Money Market Fund	167,592,140	—	—	167,592,140
Total	$3,494,691,068	$2,336,744,828	$—	$5,831,435,896

During the year ended December 31, 2012, transfers of securities from Level 2 to Level 1 were $30,291,851. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

35

COAL ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 99.9%
Australia: 10.0%
3,579,549	Aurizon Holdings Ltd. #	$14,072,776
900,062	New Hope Corp. Ltd. † #	3,955,161
1,491,535	Whitehaven Coal Ltd. † #	5,557,363
		23,585,300
Canada: 5.7%
1,126,260	Sherritt International Corp.	6,503,962
247,136	Westshore Terminals Investment Corp.	6,838,000
		13,341,962
China / Hong Kong: 21.5%
12,019,095	China Coal Energy Co. Ltd. † #	13,357,655
4,408,408	China Shenhua Energy Co. Ltd. #	19,746,664
11,902,067	Fushan International Energy Group Ltd. † #	4,467,108
3,597,307	Hidili Industry International Development Ltd. † #	970,103
712,833	Yanzhou Coal Mining Co. Ltd. (ADR) †	12,175,188
		50,716,718
Indonesia: 10.3%
49,517,715	Adaro Energy Tbk PT #	8,214,185
18,488,500	Borneo Lumbung Energi & Metal Tbk PT * #	1,043,531
57,083,000	Bumi Resources Tbk PT #	3,521,203
1,530,552	Indo Tambangraya Megah Tbk PT #	6,625,874
3,121,000	Tambang Batubara Bukit Asam Tbk PT #	4,920,380
		24,325,173
Netherlands: 0.9%
368,734	New World Resources PLC (GBP)	2,063,999
Poland: 3.2%
154,501	Jastrzebska Spolka Weglowa S.A. #	4,631,945
65,821	Lubelski Wegiel Bogdanka S.A. #	2,905,982
		7,537,927
Russia: 0.2%
271,972	Raspadskaya OAO (USD) *	524,896
Number
of Shares		Value

South Africa: 3.1%
359,967	Exxaro Resources Ltd. † #	$7,246,856
Thailand: 4.6%
802,900	Banpu PCL #	10,897,451
United States: 40.4%
113,526	Alliance Holdings GP LP	5,401,567
79,921	Alliance Resource Partners LP †	4,641,012
844,857	Alpha Natural Resources, Inc. *	8,228,907
821,572	Arch Coal, Inc. †	6,013,907
234,120	Cloud Peak Energy, Inc. *	4,525,540
534,801	Consol Energy, Inc. †	17,167,112
45,911	FreightCar America, Inc.	1,029,325
247,341	Joy Global, Inc.	15,775,409
213,385	Natural Resource Partners LP	3,956,158
581,755	Peabody Energy Corp.	15,480,501
270,787	SunCoke Energy, Inc. *	4,221,569
239,537	Walter Energy, Inc.	8,594,588
		95,035,595
Total Common Stocks
(Cost: $292,255,064)		235,275,877
MONEY MARKET FUND: 0.4%
(Cost: $914,865)
914,865	Dreyfus Government Cash Management Fund	914,865
Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $293,169,929)		236,190,742
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 18.7%
(Cost: $43,924,698)
43,924,698	Bank of New York Overnight Government Fund	43,924,698
Total Investments: 119.0%
(Cost: $337,094,627)		280,115,440
Liabilities in excess of other assets: (19.0)%		(44,757,329)
NET ASSETS: 100.0%		$235,358,111

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $41,975,040.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $112,134,237 which represents 47.6% of net assets.

See Notes to Financial Statements

36

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Coal	80.4%	$190,012,874
Diversified Minerals	0.4	1,043,531
Diversified Operations	2.8	6,503,962
Machinery - Construction & Mining	6.7	15,775,409
Miscellaneous Manufacturing	0.4	1,029,325
Storage/Warehousing	2.9	6,838,000
Transport - Rail	6.0	14,072,776
Money Market Fund	0.4	914,865
	100.0%	$236,190,742

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$23,585,300	$—	$23,585,300
Canada	13,341,962	—	—	13,341,962
China / Hong Kong	12,175,188	38,541,530	—	50,716,718
Indonesia	—	24,325,173	—	24,325,173
Netherlands	2,063,999	—	—	2,063,999
Poland	—	7,537,927	—	7,537,927
Russia	524,896	—	—	524,896
South Africa	—	7,246,856	—	7,246,856
Thailand	—	10,897,451	—	10,897,451
United States	95,035,595	—	—	95,035,595
Money Market Funds	44,839,563	—	—	44,839,563
Total	$167,981,203	$112,134,237	$—	$280,115,440

See Notes to Financial Statements

37

GLOBAL ALTERNATIVE ENERGY ETF
SCHEDULE OF INVESTMENTS
December 31, 2012

Number of Shares		Value

COMMON STOCKS: 100.0%
Austria: 1.8%
32,878	Verbund—Oesterreichische Elektrizis A.G. #	$815,649
Brazil: 6.3%
167,044	Cosan Ltd. (Class A) (USD)	2,891,532
Canada: 2.6%
44,972	Westport Innovations, Inc. * †	1,188,775
China / Hong Kong: 10.6%
2,505,000	China Longyuan Power Group Corp. Ltd. #	1,762,722
345,584	Dongfang Electric Corp. Machinery Co. Ltd. † #	711,339
9,829,000	GCL-Poly Energy Holdings Ltd. #	2,034,720
82,718	Trina Solar Ltd. (ADR) * †	358,996
		4,867,777
Denmark: 2.5%
207,065	Vestas Wind Systems A/S * † #	1,170,338
Germany: 0.6%
10,282	SMA Solar Technology A.G. #	260,160
Ireland: 10.2%
86,471	Eaton Corp PLC (USD)	4,686,728
Italy: 6.5%
1,611,661	Enel Green Power SpA #	2,998,625
Japan: 5.2%
108,904	Kurita Water Industries Ltd. #	2,396,346
Norway: 0.6%
1,454,222	Renewable Energy Corp. A.S. * † #	283,041
Philippines: 3.6%
10,208,500	Energy Development Corp. #	1,682,470
Number of Shares		Value

Spain: 3.5%
226,647	EDP Renovaveis S.A. * #	$1,200,596
197,714	Gamesa Corp. Tecnologica S.A. #	438,132
		1,638,728
United States: 46.0%
58,011	Clean Energy Fuels Corp. * †	722,237
116,635	Covanta Holding Corp.	2,148,417
115,190	Cree, Inc. * †	3,914,156
48,248	EnerSys, Inc. *	1,815,572
61,078	First Solar, Inc. * †	1,886,089
113,762	GT Advanced Technologies, Inc. * †	343,561
69,603	International Rectifier Corp. *	1,234,061
37,474	Itron, Inc. *	1,669,467
214,210	MEMC Electronic Materials, Inc. *	687,614
47,153	Polypore International, Inc. * †	2,192,614
28,563	Power Integrations, Inc.	960,002
40,138	Sunpower Corp. * †	225,576
64,656	Tesla Motors, Inc. * †	2,189,899
39,313	Veeco Instruments, Inc. * †	1,160,520
		21,149,785
Total Common Stocks
(Cost: $78,553,981)		46,029,954
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 19.1%
(Cost: $8,793,800)
8,793,800	Bank of New York Overnight
	Government Fund	8,793,800
Total Investments: 119.1%
(Cost: $87,347,781)		54,823,754
Liabilities in excess of other assets: (19.1)%		(8,810,515)
NET ASSETS: 100.0%		$46,013,239

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $8,418,606.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $15,754,138 which represents 34.2% of net assets.

See Notes to Financial Statements

38

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Auto - Cars / Light Trucks	4.8%	$2,189,899
Automobile / Truck Parts & Equipment	2.6	1,188,775
Batteries / Battery System	8.7	4,008,186
Diversified Manufacturing Operations	10.2	4,686,728
Electric - Generation	3.6	1,682,470
Electric - Integrated	1.8	815,649
Electronic Component - Semiconductors	18.1	8,348,522
Electronic Measure Instruments	3.6	1,669,467
Energy - Alternate Sources	19.7	9,077,896
Non - Hazardous Waste Disposal	4.7	2,148,417
Power Conversion / Supply Equipment	6.1	2,805,545
Semiconductor Component - Integrated Circuits	2.1	960,002
Semiconductor Equipment	2.5	1,160,520
Sugar	6.3	2,891,532
Water Treatment Systems	5.2	2,396,346
	100.0%	$46,029,954

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$815,649	$—	$815,649
Brazil	2,891,532	—	—	2,891,532
Canada	1,188,775	—	—	1,188,775
China / Hong Kong	358,996	4,508,781	—	4,867,777
Denmark	—	1,170,338	—	1,170,338
Germany	—	260,160	—	260,160
Ireland	4,686,728	—	—	4,686,728
Italy	—	2,998,625	—	2,998,625
Japan	—	2,396,346	—	2,396,346
Norway	—	283,041	—	283,041
Philippines	—	1,682,470	—	1,682,470
Spain	—	1,638,728	—	1,638,728
United States	21,149,785	—	—	21,149,785
Money Market Fund	8,793,800	—	—	8,793,800
Total	$39,069,616	$15,754,138	$—	$54,823,754

See Notes to Financial Statements

39

GOLD MINERS ETF
SCHEDULE OF INVESTMENTS
December 31, 2012

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 60.9%
7,846,935	Agnico-Eagle Mines Ltd. (USD)	$411,650,210
19,441,893	AuRico Gold, Inc. (USD) ‡ *	159,034,685
11,332,225	Aurizon Mines Ltd. (USD) ‡ *	39,436,143
32,413,806	Barrick Gold Corp. (USD)	1,134,807,348
31,229,281	Eldorado Gold Corp. (USD)	402,233,139
7,999,040	First Majestic Silver Corp. (USD) ‡ * †	161,500,618
26,457,037	Goldcorp, Inc. (USD)	970,973,258
25,930,069	IAMGOLD Corp. (USD) ‡	297,417,891
47,767,151	Kinross Gold Corp. (USD)	464,296,708
13,698,233	Nevsun Resources Ltd. (USD) †	58,628,437
31,885,122	New Gold, Inc. (USD) ‡ *	351,692,896
10,493,581	Pan American Silver Corp. (USD) ‡ †	196,544,772
3,068,927	Seabridge Gold, Inc. (USD) ‡ * †	55,148,618
5,561,548	Silver Standard Resources, Inc. (USD) ‡ *	82,811,450
12,570,177	Silver Wheaton Corp. (USD)	453,531,986
6,934,531	Tanzanian Royalty Exploration Corp. (USD) ‡ * †	30,581,282
26,825,205	Yamana Gold, Inc. (USD) †	461,661,778
		5,731,951,219
Peru: 4.6%
12,074,216	Cia de Minas Buenaventura S.A. (ADR)	434,068,065
South Africa: 12.8%
15,612,726	AngloGold Ashanti Ltd. (ADR)	489,771,215
35,893,891	Gold Fields Ltd. (ADR)	448,314,699
25,409,028	Great Basin Gold Ltd. (USD) * #	—
29,978,538	Harmony Gold Mining Co. Ltd. (ADR) ‡ †	268,607,700
		1,206,693,614
United Kingdom: 4.5%
4,213,787	Randgold Resources Ltd. (ADR)	418,218,360
Number of Shares		Value

United States: 17.1%
6,177,140	Allied Nevada Gold Corp. ‡ *	$186,117,228
6,162,627	Coeur d’Alene Mines Corp. ‡ *	151,600,624
17,839,791	Golden Star Resources Ltd. ‡ *	32,825,215
19,663,894	Hecla Mining Co. ‡ †	114,640,502
16,136,342	Newmont Mining Corp.	749,371,723
4,435,436	Royal Gold, Inc. ‡	360,645,301
5,579,231	Vista Gold Corp. ‡ *	15,063,924
		1,610,264,517
Total Common Stocks
(Cost: $11,740,996,055)		9,401,195,775
MONEY MARKET FUNDS: 0.1%
6,000	Blackrock Federal Fund	6,000
5,726,945	Dreyfus Government Cash
	Management Fund	5,726,945
Total Money Market Funds
(Cost: $5,732,945)		5,732,945
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $11,746,729,000)		9,406,928,720
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.2%
(Cost: $205,172,384)
205,172,384	Bank of New York Overnight
	Government Fund	205,172,384
Total Investments: 102.2%
(Cost: $11,951,901,384)		9,612,101,104
Liabilities in excess of other assets: (2.2)%		(206,047,540)
NET ASSETS: 100.0%		$9,406,053,564

ADR	American Depositary Receipt
USD	United States Dollar
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $197,100,879.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $0 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gold Mining	87.6%	$8,240,565,823
Precious Metals	1.6	151,600,624
Silver Mining	10.7	1,009,029,328
Money Market Funds	0.1	5,732,945
	100.0%	$9,406,928,720

See Notes to Financial Statements

40

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2012 is set forth below:

Affiliates	Value as of December 31, 2011	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2012
Allied Nevada Gold Corp.	$122,141,344	$183,522,620	$(110,256,062)	$4,430,173	$—	$186,117,228
AuRico Gold, Inc.	101,872,502	141,511,448	(89,399,823)	1,675,406	—	159,034,685
Aurizon Mines Ltd.	36,307,148	47,030,196	(29,365,729)	(1,469,170)	—	39,436,143
Coeur d’Alene Mines Corp.	97,772,214	134,650,281	(81,991,641)	6,636,249	—	151,600,624
First Majestic Silver Corp.	79,829,801	148,393,339	(77,643,677)	8,785,441	—	161,500,618
Golden Star Resources Ltd.	19,277,648	26,958,673	(16,553,299)	(329,683)	—	32,825,215
Harmony Gold Mining Co. Ltd.	226,306,091	258,371,204	(169,797,320)	(2,756,325)	2,077,240	268,607,700
Hecla Mining Co.	66,065,099	98,595,501	(55,327,063)	306,475	818,763	114,640,502
IAMGOLD Corp.	269,116,437	315,144,875	(195,450,446)	(10,055,365)	3,648,683	297,417,891
New Gold, Inc.	205,139,602	313,378,865	(181,909,316)	14,333,001	—	351,692,896
Pan American Silver Corp.	104,233,698	179,806,165	(103,924,665)	(2,812,408)	1,019,955	196,544,772
Royal Gold, Inc.	166,823,101	327,657,204	(159,987,574)	34,624,286	1,598,744	360,645,301
Seabridge Gold, Inc.	31,603,035	50,165,442	(30,657,229)	(1,757,967)	—	55,148,618
Silver Standard Resources, Inc.	50,332,495	73,725,143	(45,122,498)	(2,589,374)	—	82,811,450
Tanzanian Royalty Exploration Corp.	10,841,136	28,808,703	(16,881,460)	92,630	—	30,581,282
Vista Gold Corp.	9,877,387	16,027,661	(8,893,243)	339,869	—	15,063,924
	$1,597,538,738	$2,343,747,320	$(1,373,161,045)	$49,453,238	$9,163,385	$2,503,668,849

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$5,731,951,219	—	—	$5,731,951,219
Peru	434,068,065	—	—	434,068,065
South Africa	1,206,693,614	—	—	1,206,693,614
United Kingdom	418,218,360	—	—	418,218,360
United States	1,610,264,517	—	—	1,610,264,517
Money Market Funds	210,905,329	—	—	210,905,329
Total	$9,612,101,104	$—	$—	$9,612,101,104

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2012:

Common Stocks
South Africa
Balance as of December 31, 2011	$—
Realized loss	(4,830,099)
Net change in unrealized appreciation (depreciation)	(16,729,199)
Purchases	12,259,481
Sales	(10,272,568)
Transfers in and/or out of level 3	19,572,385
Balance as of December 31, 2012	$—

Transfer from Level 1 to Level 3 resulted primarily from suspended trading activity.

See Notes to Financial Statements

41

JUNIOR GOLD MINERS ETF
SCHEDULE OF INVESTMENTS
December 31, 2012

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 24.9%
47,511,197	Beadell Resources Ltd. ‡ * † #	$49,076,709
22,591,027	CGA Mining Ltd. (CAD) ‡ * †	59,670,986
32,733,276	Evolution Mining Ltd. * † #	58,896,557
304,247,102	Focus Minerals Ltd. * #	9,890,180
27,626,261	Gryphon Minerals Ltd. ‡ * † #	15,058,140
47,917,282	Indophil Resources NL *	11,939,448
36,735,120	Intrepid Mines Ltd. ‡ * † #	8,085,604
10,365,959	Kingsgate Consolidated Ltd. ‡ † #	48,308,759
12,495,498	Medusa Mining Ltd. ‡ † #	71,165,011
27,155,732	Northern Star Resources Ltd. ‡ † #	35,266,342
17,974,833	OceanaGold Corp. (CAD) ‡ * †	51,449,507
31,918,423	Perseus Mining Ltd. (CAD) ‡ * †	70,523,783
22,487,040	Ramelius Resources Ltd. ‡ * † #	10,492,642
9,153,986	Red 5 Ltd. ‡ * † #	12,007,518
29,269,719	Resolute Mining Ltd. #	50,268,971
38,090,368	Saracen Mineral Holdings Ltd. ‡ * #	15,263,734
565,952	Silver Lake Resources Ltd. * #	1,972,361
34,714,864	St. Barbara Ltd. ‡ * † #	52,921,817
		632,258,069
Canada: 59.6%
3,481,444	Alexco Resource Corp. (USD) ‡ * †	12,428,755
5,543,603	Atac Resources Ltd. ‡ * †	9,687,526
32,419,570	AURCANA Corp. ‡ *	30,280,406
10,986,076	Aurizon Mines Ltd. (USD) ‡ *	38,231,544
25,724,914	B2Gold Corp. ‡ * †	91,976,191
14,214,632	Banro Corp. ‡ * †	39,687,333
5,378,105	Bear Creek Mining Corp. ‡ * †	17,878,405
15,749,424	Brigus Gold Corp. (USD) ‡ *	14,646,964
17,219,981	China Gold International Resources Corp. Ltd. * †	58,973,722
7,256,643	Colossus Minerals, Inc. ‡ *	33,597,594
6,798,181	Continental Gold Ltd. ‡ * †	60,423,724
14,988,473	Crocodile Gold Corp. *	4,817,025
6,877,483	Dundee Precious Metals, Inc. ‡ * †	58,503,848
6,938,264	Endeavour Silver Corp. (USD) ‡ *	54,742,903
5,844,634	Exeter Resource Corp. (USD) ‡ * †	7,072,007
8,820,797	Fortuna Silver Mines, Inc. ‡ *	36,764,394
21,463,621	Gran Colombia Gold Corp. ‡ *	7,760,273
9,511,303	Great Panther Silver Ltd. (USD) ‡ * †	14,552,294
4,868,711	Guyana Goldfields, Inc. ‡ *	15,304,876
5,998,716	International Tower Hill Mines Ltd. (USD) ‡ * †	13,017,214
5,199,286	Keegan Resources, Inc. ‡ * †	20,625,871
4,091,446	Kirkland Lake Gold, Inc. ‡ * †	24,038,324
27,790,083	Lake Shore Gold Corp. ‡ *	20,932,572
3,367,946	MAG Silver Corp. ‡ * †	34,399,931
12,684,464	McEwen Mining, Inc. (USD) ‡ * †	48,581,497
14,003,260	Nevsun Resources Ltd. ‡	59,770,870
5,236,999	Orezone Gold Corp. ‡ * †	8,941,346
8,941,453	Orko Silver Corp. ‡ *	21,103,158
10,275,174	Premier Gold Mines Ltd. ‡ *	43,342,102
3,713,389	Primero Mining Corp. * †	23,868,323
6,958,770	Rainy River Resources Ltd. ‡ *	34,734,445
2,645,068	Richmont Mines, Inc. (USD) ‡ * †	7,961,655
11,198,449	Rio Alto Mining Ltd. ‡ *	57,246,264
41,191,290	Romarco Minerals, Inc. ‡ *	31,854,267
19,433,510	Rubicon Minerals Corp. ‡ * †	49,769,459
9,251,127	Sabina Gold & Silver Corp. ‡ * †	24,621,358
Number of Shares		Value

Canada: (continued)
23,130,402	San Gold Corp. ‡ *	$18,351,931
5,565,605	Sandstorm Gold Ltd. ‡ * †	65,398,793
13,939,225	Scorpio Mining Corp. ‡ *	14,419,405
2,883,615	Seabridge Gold, Inc. (USD) ‡ * †	51,818,562
11,780,809	Silvercorp Metals, Inc. (USD) ‡ †	60,317,742
16,614,583	Sulliden Gold Corp Ltd. ‡ *	15,518,291
6,588,194	Tanzanian Royalty Exploration Corp. (USD) ‡ * †	29,053,936
9,667,195	Timmins Gold Corp. ‡ * †	29,029,741
42,969,143	Torex Gold Resources, Inc. ‡ * †	94,940,358
		1,510,987,199
Cayman Islands: 2.4%
28,801,974	Endeavour Mining Corp. (CAD) ‡ * †	59,877,560
China / Hong Kong: 2.1%
198,048,000	China Precious Metal Resources Holdings Co. Ltd. * † #	37,936,189
21,144,000	Lingbao Gold Co. Ltd. (Class H) ‡ #	8,784,292
19,288,900	Real Gold Mining Ltd. * † #	5,795,817
		52,516,298
Singapore: 1.8%
51,439,000	LionGold Corp. Ltd. ‡ * † #	46,125,265
South Africa: 0.3%
931,970	DRDGOLD Ltd. (ADR) †	7,511,678
42,837,924	Great Basin Gold Ltd. (CAD) ‡ * #	—
		7,511,678
United Kingdom: 2.5%
12,744,120	Avocet Mining Plc ‡ #	14,546,085
13,646,393	Highland Gold Mining Ltd. #	21,671,500
7,028,021	Lydian International Ltd. (CAD) ‡ * †	14,751,997
36,986,715	Patagonia Gold Plc * #	13,622,789
		64,592,371
United States: 6.5%
8,386,635	Argonaut Gold, Inc. (CAD) ‡ * †	79,764,420
2,392,464	Golden Minerals Co. * †	10,981,410
18,238,600	Golden Star Resources Ltd. ‡ * †	33,559,024
6,750,302	Midway Gold Corp. ‡ * †	9,382,920
8,290,578	Paramount Gold and Silver Corp. ‡ * †	19,234,141
4,623,204	Vista Gold Corp. ‡ * †	12,482,651
		165,404,566
Total Common Stocks
(Cost: $3,226,360,995)		2,539,273,006
MONEY MARKET FUND: 0.1%
(Cost: $2,740,869)
2,740,869	Dreyfus Government Cash Management Fund	2,740,869
Total Investments Before Collateral for
Securities Loaned: 100.2%
(Cost: $3,229,101,864)		2,542,013,875
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 11.0%
(Cost: $278,842,775)
278,842,775	Bank of New York Overnight Government Fund	278,842,775
Total Investments: 111.2%
(Cost: $3,507,944,639)		2,820,856,650
Liabilities in excess of other assets: (11.2)%		(283,625,245)
NET ASSETS: 100.0%		$2,537,231,405

See Notes to Financial Statements

42

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $256,979,994.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $587,156,282 which represents 23.1% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Diversified Minerals	4.3%	$108,730,794
Gold Mining	79.7	2,026,667,933
Precious Metals	5.5	138,714,637
Silver Mining	10.4	265,159,642
Money Market Fund	0.1	2,740,869
	100.0%	$2,542,013,875

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2012 is set forth below:

Affiliates	Value as of December 31, 2011	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2012
Alamos Gold, Inc.	$103,209,581	$12,319,192	$(109,462,510)	$(2,658,103)	$—	$—
Alexco Resource Corp.	19,444,988	10,600,421	(7,595,403)	(1,944,326)	—	12,428,755
Argonaut Gold, Inc.	30,361,040	44,288,895	(9,701,434)	2,239,975	—	79,764,420
Atac Resources Ltd.	9,653,037	7,957,328	(2,730,754)	(3,444,918)	—	9,687,526
AURCANA Corp.	—	36,867,975	(4,005,772)	(685,264)	—	30,280,406
Aurizon Mines Ltd.	38,479,730	29,815,636	(12,443,865)	(6,341,419)	—	38,231,544
Avion Gold Corp.	35,456,742	14,529,239	(17,106,835)	(21,410,462)	—	—
Avocet Mining Plc	18,997,096	15,859,803	(3,725,645)	(154,628)	570,383	14,546,085
B2Gold Corp.	39,725,496	68,799,514	(19,434,363)	911,725	—	91,976,191
Banro Corp.	34,782,901	36,801,002	(12,454,658)	(3,015,722)	—	39,687,333
Beadell Resources Ltd.	17,454,423	21,479,302	(9,935,728)	1,114,655	—	49,076,709
Bear Creek Mining Corp.	13,435,650	9,697,842	(5,668,642)	(2,525,672)	—	17,878,405
Brigus Gold Corp.	8,795,166	7,922,526	(1,833,513)	(394,795)	—	14,646,964
CGA Mining Ltd.	28,839,515	29,886,674	(13,191,653)	(1,151,478)	—	59,670,986
Colossus Minerals, Inc.	30,635,651	19,859,223	(9,626,903)	(4,606,978)	—	33,597,594
Continental Gold Ltd.	28,468,124	28,554,500	(6,760,075)	531,505	—	60,423,724
Dundee Precious Metals, Inc.	39,807,751	31,715,783	(16,344,359)	1,270,740	—	58,503,848
Endeavour Mining Corp.	13,854,799	42,748,008	(5,711,261)	(18,766)	—	59,877,560
Endeavour Silver Corp.	42,490,814	33,173,245	(9,803,064)	1,054,378	—	54,742,903
Exeter Resource Corp.	32,514,181	7,299,899	(2,828,141)	(4,677,393)	—	7,072,007
Focus Minerals Ltd.	11,447,093	7,625,483	(3,441,889)	(2,645,519)	—	—	(a)
Fortuna Silver Mines, Inc.	34,359,041	23,493,792	(11,250,673)	(2,214,493)	—	36,764,394
Golden Star Resources Ltd.	21,385,762	15,580,388	(8,045,933)	(8,171,599)	—	33,559,024
Gran Colombia Gold Corp.	9,518,621	5,669,910	(4,399,922)	(13,484,280)	—	7,760,273
Great Basin Gold Ltd.	21,555,742	14,581,271	(2,578,997)	(2,088,141)	—	—
Great Panther Silver Ltd.	13,133,345	11,005,364	(4,714,574)	(2,512,339)	—	14,552,294
Gryphon Minerals Ltd.	20,210,622	12,252,219	(3,674,025)	(1,321,108)	—	15,058,140
Guyana Goldfields, Inc.	29,326,794	10,496,063	(6,880,561)	(11,229,134)	—	15,304,876
International Tower Hill Mines Ltd.	16,392,745	11,184,118	(3,481,390)	(3,127,431)	—	13,017,214
Intrepid Mines Ltd.	28,215,342	13,241,399	(5,229,588)	(5,152,278)	—	8,085,604
Keegan Resources, Inc.	14,420,544	10,579,595	(5,875,646)	(5,260,106)	—	20,625,871
Kingsgate Consolidated Ltd.	39,754,902	35,569,653	(14,236,132)	(6,235,461)	1,686,653	48,308,759
Kirkland Lake Gold, Inc.	44,390,716	30,714,291	(11,568,186)	(5,481,973)	—	24,038,324
Lake Shore Gold Corp.	23,922,285	16,237,203	(6,155,669)	(12,169,131)	—	20,932,572
Lingbao Gold Co. Ltd. (Class H)	5,520,207	5,594,359	(2,883,407)	(1,335,119)	283,673	8,784,292
LionGold Corp. Ltd.	—	49,205,379	(3,497,961)	454,163	—	46,125,265
Lydian International Ltd.	—	18,875,458	(1,262,160)	(224,614)	—	14,751,997
MAG Silver Corp.	14,797,568	18,183,913	(7,359,270)	(229,419)	—	34,399,931

See Notes to Financial Statements

43

JUNIOR GOLD MINERS ETF
SCHEDULE OF INVESTMENTS
December 31, 2012

Affiliates	Value as of December 31, 2011	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2012
McEwen Mining, Inc.	$—	$30,823,402	$(27,883,929)	$(11,430,252)	$—	$48,581,497
Medusa Mining Ltd.	38,197,266	38,802,469	(17,146,008)	(1,721,189)	649,029	71,165,011
Midway Gold Corp.	8,185,382	6,111,095	(1,757,807)	(820,304)	—	9,382,920
Minefinders Corp.	43,245,530	5,836,911	(61,764,010)	6,425,890	—	—
Nevsun Resources Ltd.	56,217,077	32,986,315	(16,255,820)	(5,672,894)	1,179,215	59,770,870
Northern Star Resources Ltd.	—	28,191,887	(1,833,570)	139,090	644,053	35,266,342
OceanaGold Corp.	26,113,532	27,481,360	(13,703,602)	(2,892,938)	—	51,449,507
Orezone Gold Corp.	9,613,273	5,608,722	(2,573,128)	(2,293,115)	—	8,941,346
Orko Silver Corp.	10,334,956	8,078,277	(5,281,463)	(1,470,241)	—	21,103,158
Paramount Gold and Silver Corp.	12,424,587	11,103,211	(4,876,048)	(1,920,690)	—	19,234,141
Perseus Mining Ltd.	55,055,665	46,932,719	(19,901,907)	(3,158,993)	—	70,523,783
Premier Gold Mines Ltd.	26,026,211	31,015,913	(7,296,312)	(1,191,013)	—	43,342,102
Rainy River Resources Ltd.	26,476,382	18,899,489	(3,886,729)	(321,514)	—	34,734,445
Ramelius Resources Ltd.	16,392,292	8,303,815	(3,294,117)	(2,950,269)	—	10,492,642
Red 5 Ltd.	—	16,333,210	(648,537)	(128,379)	—	12,007,518
Richmont Mines, Inc.	15,244,865	9,700,901	(2,156,461)	(789,904)	—	7,961,655
Rio Alto Mining Ltd.	24,455,444	27,149,703	(12,890,726)	1,726,056	—	57,246,264
Romarco Minerals, Inc.	31,347,157	20,682,233	(9,260,424)	(11,471,371)	—	31,854,267
Rubicon Minerals Corp.	41,115,332	40,911,119	(10,458,714)	(5,036,508)	—	49,769,459
Sabina Gold & Silver Corp.	26,002,327	16,592,885	(7,856,614)	(4,309,498)	—	24,621,358
San Gold Corp.	28,482,642	15,723,302	(4,905,265)	(6,600,353)	—	18,351,931
Sandstorm Gold Ltd.	—	62,306,600	(8,398,827)	13,182	—	65,398,793
Saracen Mineral Holdings Ltd.	19,331,093	12,679,745	(4,807,407)	(2,398,753)	—	15,263,734
Scorpio Mining Corp.	15,712,239	8,358,766	(2,507,377)	(500,707)	—	14,419,405
Seabridge Gold, Inc.	—	51,451,743	(269,617)	(11,186)	—	51,818,562
Silvercorp Metals, Inc.	54,355,599	42,435,201	(19,536,402)	(13,172,942)	191,206	60,317,742
St. Barbara Ltd.	31,509,697	54,332,543	(12,349,173)	(2,845,770)	—	52,921,817
Sulliden Gold Corp Ltd.	13,509,999	11,901,279	(4,746,272)	(2,965,418)	—	15,518,291
Tanzanian Royalty Exploration Corp.	—	36,961,540	(6,107,112)	(513,432)	—	29,053,936
Timmins Gold Corp.	11,126,609	11,867,803	(3,239,791)	337,412	—	29,029,741
Torex Gold Resources, Inc.	30,097,777	60,026,033	(9,623,933)	901,847	—	94,940,358
Vista Gold Corp.	11,069,392	8,998,163	(5,494,853)	(1,722,737)	—	12,482,651
	$1,616,400,339	$1,628,854,219	$(699,612,516)	$(207,101,821)	$5,204,212	$2,221,127,036

(a)	As of December 31, 2012, the security was still held by the Fund and is no longer classified as an affiliate.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$193,583,724	$438,674,345	$—	$632,258,069
Canada	1,510,987,199	—	—	1,510,987,199
Cayman Islands	59,877,560	—	—	59,877,560
China / Hong Kong	—	46,720,481	5,795,817	52,516,298
Singapore	—	46,125,265	—	46,125,265
South Africa	7,511,678	—	—	7,511,678
United Kingdom	14,751,997	49,840,374	—	64,592,371
United States	165,404,566	—	—	165,404,566
Money Market Funds	281,583,644	—	—	281,583,644
Total	$2,233,700,368	$581,360,465	$5,795,817	$2,820,856,650

During the year ended December 31, 2012, transfers of securities from Level 2 to Level 1 were $70,610,376. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

44

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2012:

	Common Stocks
	South Africa	China/Hong Kong
Balance as of December 31, 2011	$—	$—
Realized loss	(2,088,141)	(696,779)
Net change in unrealized appreciation (depreciation)	(31,469,875)	3,647,176
Purchases	14,581,271	—
Sales	(2,578,997)	(118,326)
Transfers in and/or out of level 3	21,555,742	2,963,746
Balance as of December 31, 2012	$—	$5,795,817

Transfers from Level 1 and Level 2 to Level 3 resulted primarily from limited and suspended trading activity.

See Notes to Financial Statements

45

OIL SERVICES ETF
SCHEDULE OF INVESTMENTS
December 31, 2012

Number of Shares		Value

COMMON STOCKS: 100.0%
	Bermuda: 1.8%
1,564,970	Nabors Industries Ltd. (USD) *	$22,613,816
Luxembourg: 4.3%
1,305,942	Tenaris S.A. (ADR) †	54,745,089
Netherlands: 2.2%
256,746	Core Laboratories N.V. (USD)	28,064,905
Norway: 4.5%
1,559,413	Seadrill Ltd. (USD) †	57,386,398
Switzerland: 12.8%
1,419,334	Noble Corp. (USD)	49,421,210
1,399,622	Transocean, Inc. (USD)	62,493,122
4,715,413	Weatherford International Ltd. (USD) *	52,765,471
		164,679,803
United Kingdom: 3.3%
724,606	ENSCO Plc CL A (USD)	42,954,644
United States: 71.1%
1,492,888	Baker Hughes, Inc.	60,969,546
1,048,494	Cameron International Corp. *	59,197,971
112,665	CARBO Ceramics, Inc. †	8,826,176
394,358	Diamond Offshore Drilling, Inc. †	26,800,570
424,977	Dresser-Rand Group, Inc. *	23,858,209
1,321,658	FMC Technologies, Inc. *	56,606,612
3,965,439	Halliburton Co.	137,561,079
581,797	Helmerich & Payne, Inc.	32,586,450
1,324,557	McDermott International, Inc. *	14,596,618
1,824,236	National Oilwell Varco, Inc.	124,686,531
606,036	Oceaneering International, Inc.	32,598,676
308,307	Oil States International, Inc. *	22,056,283
830,328	Patterson-UTI Energy, Inc. †	15,469,011
697,501	Rowan Companies Plc *	21,810,856
3,521,064	Schlumberger Ltd.	243,974,525
885,658	Superior Energy Services, Inc. *	18,350,834
279,822	Tidewater, Inc.	12,502,447
		912,452,394
Number of Shares		Value

Total Common Stocks
(Cost: $1,354,891,754)		$1,282,897,049
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 5.0%
(Cost: $64,292,742)
64,292,742	Bank of New York Overnight Government Fund	64,292,742
Total Investments: 105.0%
(Cost: $1,419,184,496)		1,347,189,791
Liabilities in excess of other assets: (5.0)%		(63,863,461)
NET ASSETS: 100.0%		$1,283,326,330

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $62,895,652.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Engineering / R&D Services	1.1%	$14,596,618
Oil - Field Services	47.2	605,167,495
Oil & Gas Drilling	25.8	331,536,077
Oil Field Machine & Equipment	20.6	264,349,323
Steel Pipe & Tube	4.3	54,745,089
Transport - Marine	1.0	12,502,447
	100.0%	$1,282,897,049

See Notes to Financial Statements

46

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,282,897,049	$—	$—	$1,282,897,049
Money Market Fund	64,292,742	—	—	64,292,742
Total	$1,347,189,791	$—	$—	$1,347,189,791

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

47

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 96.2%
Australia: 19.5%
6,740,775	Alkane Resources Ltd. * † #	$4,885,051
8,393,481	Galaxy Resources Ltd. * † #	3,540,255
1,467,258	Iluka Resources Ltd. † #	14,176,119
18,487,525	Lynas Corp. Ltd. * † #	11,390,755
		33,992,180
Canada: 6.2%
1,436,181	5N Plus, Inc. *	3,865,587
2,432,369	Avalon Rare Metals, Inc. * †	3,395,594
1,028,997	Rare Element Resources Ltd. (USD) * †	3,498,590
		10,759,771
Chile: 4.3%
433,097	Molibdenos y Metales S.A.	7,440,802
China / Hong Kong: 17.2%
17,138,000	China Molybdenum Co. Ltd. (Class H) † #	7,651,539
26,994,000	China Rare Earth Holdings Ltd. #	6,110,569
22,498,000	Hunan Non-Ferrous Metal Corp. Ltd. * † #	8,801,962
114,250,000	North Mining Shares Co. Ltd. *	7,517,563
		30,081,633
France: 5.5%
64,562	Eramet S.A. † #	9,557,441
Ireland: 7.8%
26,607,206	Kenmare Resources Plc (GBP) * #	13,596,557
Japan: 8.9%
368,800	OSAKA Titanium Technologies Co. † #	8,266,788
731,900	Toho Titanium Co. Ltd. † #	7,300,166
		15,566,954
Mexico: 0.9%
1,577,273	Cia Minera Autlan S.A.B de C.V.	1,668,853
Number
of Shares		Value

South Africa: 6.0%
219,391	Assore Ltd. †	$10,534,616
United States: 19.9%
1,629,061	General Moly, Inc. * †	6,532,535
988,172	Molycorp, Inc. * †	9,328,344
332,161	RTI International Metals, Inc. *	9,154,357
2,356,886	Thompson Creek Metals Co. Inc. * †	9,757,508
		34,772,744
Total Common Stocks
(Cost: $248,113,064)		167,971,551
PREFERRED STOCK: 3.6%
Brazil: 3.6%
(Cost: $6,916,273)
1,051,800	Cia de Ferro Ligas da Bahia	6,395,560
Total Investments Before Collateral for Securities Loaned: 99.8%
(Cost: $255,029,337)		174,367,111
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 24.7%
(Cost: $43,047,319)
43,047,319	Bank of New York Overnight Government Fund	43,047,319
Total Investments: 124.5%
(Cost: $298,076,656)		217,414,430
Liabilities in excess of other assets: (24.5)%		(42,762,318)
NET ASSETS: 100.0%		$174,652,112

GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $39,987,792.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $95,277,202 which represents 54.6% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Diversified Minerals	30.0%	$52,236,680
Metal - Diversified	24.1	42,052,471
Metal - Iron	4.6	8,064,413
Metal Processors & Fabricator	5.2	9,154,357
Mining	5.5	9,557,441
Non - Ferrous Metals	30.6	53,301,749
	100.0%	$174,367,111

See Notes to Financial Statements

48

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$33,992,180	$—	$33,992,180
Canada	10,759,771	—	—	10,759,771
Chile	7,440,802	—	—	7,440,802
China / Hong Kong	7,517,563	22,564,070	—	30,081,633
France	—	9,557,441	—	9,557,441
Ireland	—	13,596,557	—	13,596,557
Japan	—	15,566,954	—	15,566,954
Mexico	1,668,853	—	—	1,668,853
South Africa	10,534,616	—	—	10,534,616
United States	34,772,744	—	—	34,772,744
Preferred Stock
Brazil	6,395,560	—	—	6,395,560
Money Market Fund	43,047,319	—	—	43,047,319
Total	$122,137,228	$95,277,202	$—	$217,414,430

During the year ended December 31, 2012, transfers of securities from Level 2 to Level 1 were $4,808,445. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

49

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 100.5%
Australia: 4.4%
58,870	Alumina Ltd. #	$56,486
76,310	BHP Billiton Ltd. #	2,978,457
40,456	Fortescue Metals Group Ltd. † #	201,561
27,888	GrainCorp. Ltd. #	361,558
9,951	Iluka Resources Ltd. #	96,143
23,895	Newcrest Mining Ltd. #	558,834
19,271	Oil Search Ltd. #	142,476
19,140	Origin Energy Ltd. #	235,226
7,481	OZ Minerals Ltd. #	53,114
11,170	PanAust Ltd. #	39,718
16,807	Santos Ltd. #	196,874
11,007	Woodside Petroleum Ltd. #	392,140
3,639	WorleyParsons Ltd. #	89,618
		5,402,205
Austria: 0.3%
378	Mayr-Melnhof Karton A.G. #	40,322
2,540	OMV A.G. #	91,931
6,165	Verbund–Oesterreichische Elektrizis A.G. #	152,943
2,573	Voestalpine A.G. † #	94,429
		379,625
Bermuda: 0.1%
5,122	Nabors Industries Ltd. (USD) *	74,013
Brazil: 1.8%
5,320	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	444,592
5,450	Cia de Saneamento de Minas Gerais-COPA S.A.	116,453
18,028	Cia Siderurgica Nacional S.A. (ADR)	106,365
10,250	Fibria Celulose S.A. *	112,988
21,256	Gerdau S.A. (ADR)	191,091
29,080	Petroleo Brasileiro S.A. (ADR)	566,188
5,900	SLC Agricola S.A.	57,199
31,751	Vale S.A. (ADR)	665,501
		2,260,377
Canada: 13.1%
5,367	Agnico-Eagle Mines Ltd. (USD)	281,553
18,242	Agrium, Inc. (USD)	1,822,558
3,752	Alamos Gold, Inc.	65,755
5,407	ARC Resources Ltd.	132,718
8,823	AuRico Gold, Inc. (USD) *	72,172
31,322	Barrick Gold Corp. (USD)	1,096,583
9,401	Cameco Corp. (USD)	185,388
19,317	Canadian Natural Resources Ltd. (USD)	557,682
3,948	Canfor Corp. *	65,741
4,958	Centerra Gold, Inc.	46,358
3,526	Detour Gold Corp. *	88,141
1,655	Domtar Corp. (USD)	138,226
22,319	Eldorado Gold Corp. (USD)	287,469
14,062	Enbridge, Inc. (USD)	609,166
12,989	EnCana Corp. (USD)	256,663
3,610	First Majestic Silver Corp. *	72,729
11,326	First Quantum Minerals Ltd.	249,224
25,387	Goldcorp, Inc. (USD)	931,703
5,197	Husky Energy, Inc. †	153,452
11,772	IAMGOLD Corp.	134,662
4,486	Imperial Oil Ltd. (USD)	192,898
Number
of Shares		Value

Canada: (continued)
1,607	Inmet Mining Corp.	$119,448
35,664	Kinross Gold Corp. (USD)	346,654
12,059	Lundin Mining Corp. *	62,009
10,986	New Gold, Inc. *	121,478
9,338	Nexen, Inc. (USD)	251,566
12,125	Osisko Mining Corp. *	97,419
4,763	Pan American Silver Corp. (USD) †	89,211
104,971	Potash Corp. of Saskatchewan, Inc. (USD)	4,271,270
4,577	Resolute Forest Products (USD) *	60,599
11,077	Silver Wheaton Corp. (USD)	399,658
27,136	Suncor Energy, Inc. (USD)	894,945
18,203	Talisman Energy, Inc. (USD)	206,240
11,426	Teck Cominco Ltd. (USD)	415,335
4,446	TransAlta Corp.	67,514
12,425	TransCanada Corp. (USD)	587,951
10,970	Turquoise Hill Resources Ltd. *	83,732
10,698	Uranium One, Inc. * †	25,249
1,462	West Fraser Timber Co. Ltd.	102,855
23,518	Yamana Gold, Inc. (USD) †	404,745
		16,048,719
Chile: 0.4%
270,997	Aguas Andinas S.A.	192,284
1,756	Cap S.A.	58,882
55,835	Empresas CMPC S.A.	206,163
40,534	Inversiones Aguas Metropolitanas S.A.	81,681
		539,010
China / Hong Kong: 2.4%
3,751	Aluminum Corp of China Ltd. (ADR) * †	44,674
26,400	Angang New Steel Co. Ltd. * † #	19,840
510,868	Chaoda Modern Agriculture Holdings Ltd. * † #	18,391
270,714	China Agri-Industries Holdings Ltd. #	153,832
72,552	China Coal Energy Co. Ltd. #	80,632
31,200	China Molybdenum Co. Ltd. (Class H) † #	13,930
28,000	China Oilfield Services Ltd. (Class H) #	58,710
296,683	China Petroleum & Chemical Corp. #	341,564
59,891	China Shenhua Energy Co. Ltd. #	268,271
283,879	CNOOC Ltd. #	625,389
31,700	Dongfang Electric Corp. Machinery Co. Ltd. #	65,250
32,100	Fosun International Ltd. #	20,739
55,900	Huaneng Power International, Inc. #	52,221
10,300	Inner Mongolia Yitai Coal Co. (USD) #	58,808
32,900	Jiangxi Copper Co. Ltd. (Class H) #	88,626
58,100	Kunlun Energy Co. Ltd. #	122,843
73,000	Lee & Man Paper Manufacturing Ltd. #	46,906
40,400	Maanshan Iron and Steel Co. Ltd. (Class H) * † #	12,586
76,857	Nine Dragons Paper Holdings Ltd. #	71,408
373,140	PetroChina Co. Ltd. (Class H) #	538,317
35,000	Yanzhou Coal Mining Co. Ltd. #	59,663
27,600	Zhaojin Mining Industry Co. Ltd. #	44,176
188,961	Zijin Mining Group Ltd. † #	76,078
		2,882,854
Colombia: 0.1%
5,202	Pacific Rubiales Energy Corp. (CAD)	120,737

See Notes to Financial Statements

50

Number
of Shares		Value

Denmark: 0.1%
19,025	Vestas Wind Systems A/S * † #	$107,530
Finland: 0.1%
26,251	Stora Enso Oyj (R Shares) #	183,526
France: 2.6%
232	Eramet S.A. #	34,344
27,081	Suez Environnement Co. #	326,289
1,893	Technip S.A. #	218,642
41,427	Total S.A. #	2,153,036
41,248	Veolia Environnement S.A. #	499,464
		3,231,775
Germany: 0.4%
802	Aurubis A.G. #	57,307
1,572	BayWa A.G. #	67,812
258	KWS Saat A.G. #	82,983
915	Salzgitter A.G. #	47,898
9,175	ThyssenKrupp A.G. #	216,391
		472,391
Hungary: 0.1%
811	MOL Hungarian Oil & Gas NyRt #	65,377
India: 0.4%
14,134	Reliance Industries Ltd. (GDR) * # Reg S 144A	437,094
4,796	Sterlite Industries India Ltd. (ADR)	41,294
		478,388
Indonesia: 0.2%
282,000	Adaro Energy Tbk PT #	46,779
38,244	Astra Agro Lestari Tbk PT #	78,525
49,454	International Nickel Indonesia Tbk PT #	12,139
342,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	81,923
425,000	Salim Ivomas Pratama Tbk PT * #	50,844
		270,210
Ireland: 0.1%
7,813	Smurfit Kappa Group Plc #	91,696
Italy: 1.1%
47,440	ENI S.p.A. #	1,160,797
4,437	Saipem S.p.A. #	172,631
		1,333,428
Japan: 2.5%
2,300	Calbee, Inc. #	162,383
9,400	Daido Steel Co. #	47,759
3,617	Hitachi Metals Ltd. #	30,906
48	Inpex Holdings, Inc. #	257,226
13,864	JFE Holdings, Inc. #	261,804
44,000	JX Holdings, Inc. #	248,902
73,835	Kobe Steel Ltd. * #	94,527
10,565	Kurita Water Industries Ltd. #	232,474
31,129	Mitsubishi Materials Corp. #	106,629
5,400	Nippon Paper Group, Inc. #	75,176
225,600	Nippon Steel Corp. #	556,558
33,914	Nippon Suisan Kaisha Ltd. #	70,275
27,000	Nisshin Seifun Group, Inc. #	338,546
46,476	OJI Paper Co. Ltd. #	160,627
11,370	Rengo Co. Ltd. #	57,536
7,683	Sumitomo Forestry Co. Ltd. #	72,789
Number
of Shares		Value

Japan: (continued)
13,923	Sumitomo Metal Mining Ltd. #	$196,922
4,900	TonenGeneral Sekiyu K.K. † #	42,457
		3,013,496
Luxembourg: 0.5%
7,511	Adecoagro S.A. (USD) *	63,693
21,528	ArcelorMittal #	374,909
4,165	Tenaris S.A. (ADR)	174,597
1,287	Ternium S.A. (ADR)	30,309
		643,508
Malaysia: 1.0%
28,751	Genting Plantation Bhd #	84,971
353,094	IOI Corp. Bhd #	590,215
53,478	Kuala Lumpur Kepong Bhd #	421,396
58,600	Kulim Malaysia Bhd #	94,132
4,200	Petronas Dagangan Bhd	32,276
		1,222,990
Mexico: 0.4%
18,400	Gruma, S.A. de C.V. (Class B) *	55,515
59,564	Grupo Mexico, S.A.B. de C.V.	213,882
3,882	Industrias Penoles, S.A. de C.V.	194,910
		464,307
Netherlands: 1.9%
3,190	CNH Global N.V. (USD)	128,525
835	Core Laboratories N.V. (USD)	91,274
4,291	Nutreco Holding N.V. #	364,361
46,418	Royal Dutch Shell Plc (GBP) #	1,657,095
690	Royal Dutch Shell Plc (GBP) #	23,966
		2,265,221
Norway: 1.9%
6,329	Cermaq ASA #	95,864
336,327	Marine Harvest ASA * #	312,888
21,647	Norsk Hydro ASA #	109,722
6,374	SeaDrill Ltd. #	234,514
18,562	Statoil ASA #	467,218
22,494	Yara International ASA #	1,120,009
		2,340,215
Peru: 0.2%
5,776	Cia de Minas Buenaventura S.A. (ADR)	207,647
66,917	Volcan Cia Minera S.A.A.	67,900
		275,547
Philippines: 0.0%
74,900	Manila Water Co. Inc. #	58,499
Poland: 0.3%
893	Jastrzebska Spolka Weglowa S.A. #	26,772
3,234	KGHM Polska Miedz S.A. #	199,803
5,432	Polski Koncern Naftowy Orlen S.A. * #	87,081
29,142	Polskie Gornictwo Naftowe I Gazownictwo S.A. * #	49,159
		362,815
Portugal: 0.1%
3,803	Galp Energia, SGPS, S.A. #	59,173
8,844	Portucel-Empresa Productora de Pasta e Papel S.A.	26,585
		85,758

See Notes to Financial Statements

51

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

Russia: 2.4%
16,772	JSC MMC Norilsk Nickel (ADR) † #	$313,994
9,153	Lukoil (ADR) #	614,541
1,431	Magnitogorsk Iron & Steel Works (GDR) * # Reg S	6,445
3,266	Mechel OAO (ADR)	22,633
2,357	Novatek OAO (GDR) * # Reg S	287,949
1,568	Novolipetsk Steel (GDR) # Reg S	32,499
104,401	OAO Gazprom (ADR) #	1,009,083
4,106	PhosAgro OAO (GDR) Reg S	55,842
4,350	Polymetal International (GBP) #	84,304
18,695	Rosneft Oil Co. (GDR) * #	169,400
4,183	Severstal OAO (GDR) # Reg S	51,978
17,016	Surgutneftegas OJSC (ADR) #	153,265
3,971	Tatneft (ADR) #	176,801
		2,978,734
Singapore: 1.3%
831,419	Golden Agri-Resources Ltd. #	447,447
52,450	Hyflux Ltd. † #	55,509
186,881	Olam International Ltd. † #	240,064
58,493	Olam International Ltd. Rights (SGD 0.95, expiring 01/21/13) * #	—
304,764	Wilmar International Ltd. #	841,423
		1,584,443
South Africa: 1.6%
2,299	African Rainbow Minerals Ltd. #	51,739
1,688	Anglo Platinum Ltd. † #	89,298
11,953	AngloGold Ashanti Ltd. (ADR)	374,966
4,240	ArcelorMittal South Africa Ltd. * #	18,113
697	Assore Ltd.	33,468
3,759	Astral Foods Ltd. #	45,832
2,397	Exxaro Resources Ltd. † #	48,256
22,836	Gold Fields Ltd. (ADR)	285,222
11,477	Harmony Gold Mining Co. Ltd. (ADR)	102,834
17,006	Impala Platinum Holdings Ltd. #	339,829
1,685	Kumba Iron Ore Ltd. † #	113,920
7,663	Northern Platinum Ltd. #	34,657
21,962	Sappi Ltd. * #	80,440
8,988	Sasol Ltd. #	387,276
		2,005,850
South Korea: 1.2%
710	Hyundai Hysco #	30,363
1,343	Hyundai Steel Co. #	111,465
328	Korea Zinc Co. Ltd. #	125,380
1,970	POSCO #	645,353
962	SK Energy Co. Ltd. #	159,176
565	SK Holdings Co. Ltd. #	95,552
727	S-Oil Corp. #	71,807
5,162	Woongjin Coway Co. Ltd. * #	209,864
		1,448,960
Spain: 0.3%
2,608	Acerinox S.A. #	28,963
1,475	Pescanova S.A. #	27,342
15,068	Repsol S.A. Rights (EUR 0.00, expiring 01/11/13) *	9,178
15,068	Repsol YPF S.A. #	307,218
		372,701
Number
of Shares		Value

Sweden: 0.8%
6,504	Boliden AB #	$123,539
2,406	Holmen AB (B Shares) #	71,491
4,262	Lundin Petroleum AB * #	98,597
1,978	SSAB AB (B Shares) #	14,789
28,073	Svenska Cellulosa AB (B Shares) #	610,165
		918,581
Switzerland: 4.6%
4,619	Ferrexpo Plc (GBP) #	19,407
75,713	Glencore International Plc (GBP) † #	437,664
4,456	Noble Corp. (USD)	155,158
11,378	Syngenta A.G. #	4,593,041
6,340	Transocean, Inc. (USD)	283,081
13,399	Weatherford International Ltd. (USD) *	149,935
		5,638,286
Taiwan: 0.3%
283,735	China Steel Corp. #	267,933
28,420	Formosa Petrochemical Corp. #	84,612
		352,545
Turkey: 0.1%
37,474	Eregli Demir ve Celik Fabrikalari T.A.S. #	51,778
2,165	Tupras-Turkiye Petrol Rafinerileri A.S. #	62,835
		114,613
United Kingdom: 8.9%
4,965	Acergy S.A. (NOK) #	119,160
7,776	African Minerals Ltd. * #	41,286
33,057	Anglo American Plc #	1,042,734
9,143	Antofagasta Plc #	200,498
59,925	BG Group Plc #	1,000,184
335,800	BP Plc #	2,336,299
91,653	Centrica Plc #	500,538
42,726	DS Smith Plc #	144,119
4,093	ENSCO Plc CL A (USD)	242,633
7,965	Evraz Plc #	34,206
4,868	Hochschild Mining Plc #	38,604
4,857	Kazakhmys Plc #	62,816
13,322	Lonmin Plc #	63,089
16,927	Mondi Plc #	186,960
33,887	Pennon Group Plc #	346,119
4,454	Petrofac Ltd. #	119,114
2,876	Randgold Resources Ltd. (ADR)	285,443
29,191	Rio Tinto Plc #	1,703,686
22,257	Severn Trent Plc #	573,085
15,999	Tullow Oil Plc #	333,754
63,685	United Utilities Group Plc #	701,543
2,683	Vedanta Resources Plc #	51,835
39,984	Xstrata Plc #	698,404
		10,826,109
United States: 42.5%
11,879	AGCO Corp. *	583,496
7,103	Alacer Gold Corp. (CAD) *	37,095
25,369	Alcoa, Inc.	220,203
2,548	Allegheny Technologies, Inc.	77,357
2,561	Allied Nevada Gold Corp. *	77,163
1,767	American States Water Co.	84,781
8,814	Anadarko Petroleum Corp.	654,968
2,114	Andersons, Inc.	90,691
6,901	Apache Corp.	541,729

See Notes to Financial Statements

52

Number
of Shares		Value

United States: (continued)
13,051	Aqua America, Inc.	$331,756
80,471	Archer-Daniels-Midland Co.	2,204,101
7,754	Baker Hughes, Inc.	316,673
17,845	Bunge Ltd.	1,297,153
3,704	Cabot Oil & Gas Corp.	184,237
4,344	Cameron International Corp. *	245,262
1,050	Carpenter Technology Corp.	54,212
7,660	CF Industries Holdings, Inc.	1,556,206
9,156	Chesapeake Energy Corp. †	152,173
34,613	Chevron Corp.	3,743,050
1,517	Cimarex Energy Co.	87,576
3,388	Cliffs Natural Resources, Inc. †	130,641
2,814	Coeur d’Alene Mines Corp. *	69,224
1,840	Concho Resources, Inc. *	148,230
21,425	ConocoPhillips	1,242,436
4,015	Consol Energy, Inc. †	128,882
991	Continental Resources, Inc. *	72,829
14,371	Darling International, Inc. *	230,511
47,855	Deere & Co.	4,135,629
6,901	Denbury Resources, Inc. *	111,796
6,636	Devon Energy Corp.	345,337
1,226	Diamond Offshore Drilling, Inc. †	83,319
4,763	EOG Resources, Inc.	575,323
2,639	EQT Corp.	155,648
81,426	Exxon Mobil Corp.	7,047,420
5,605	First Solar, Inc. * †	173,082
4,205	FMC Technologies, Inc. *	180,100
22,572	Freeport-McMoRan Copper & Gold, Inc.	771,962
5,988	Graphic Packaging Holding Co. *	38,682
16,366	Halliburton Co.	567,737
8,937	Hecla Mining Co.	52,103
1,864	Helmerich & Payne, Inc.	104,403
5,241	Hess Corp.	277,563
3,591	HollyFrontier Corp.	167,161
9,308	Ingredion, Inc.	599,714
20,158	International Paper Co.	803,095
3,691	Itron, Inc. *	164,434
1,868	Joy Global, Inc.	119,141
1,682	Kinder Morgan Management LLC *	126,924
11,161	Kinder Morgan, Inc.	394,318
1,554	Lindsay Corp.	124,506
6,346	Louisiana-Pacific Corp. *	122,605
12,436	Marathon Oil Corp.	381,288
8,002	MeadWestvaco Corp.	255,024
2,296	Molycorp, Inc. * †	21,674
65,117	Monsanto Co.	6,163,324
33,790	Mosaic Co.	1,913,528
3,255	Murphy Oil Corp.	193,835
7,522	National Oilwell Varco, Inc.	514,129
2,381	Newfield Exploration Co. *	63,763
15,532	Newmont Mining Corp.	721,306
3,137	Noble Energy, Inc.	319,158
7,549	Nucor Corp.	325,966
14,288	Occidental Petroleum Corp.	1,094,604
3,617	ONEOK, Inc.	154,627
1,655	Ormat Technologies, Inc.	31,908
4,524	Packaging Corp. of America	174,038
4,733	Peabody Energy Corp.	125,945
11,059	Phillips 66	587,233
Number
of Shares		Value

United States: (continued)
7,276	Pilgrim’s Pride Corp. *	$52,751
2,170	Pioneer Natural Resources Co.	231,300
2,276	Plains Exploration & Production Co. *	106,835
3,136	QEP Resources, Inc.	94,927
2,866	Range Resources Corp.	180,071
1,790	Reliance Steel & Aluminum Co.	111,159
1,962	Robbins & Myers, Inc.	116,641
3,262	Rock-Tenn Co. (Class A)	228,046
1,525	Royal Gold, Inc.	123,998
23,409	Schlumberger Ltd.	1,622,010
38	Seaboard Corp.	96,135
16,437	Smithfield Foods, Inc. *	354,546
4,628	Southern Copper Corp.	175,216
6,142	Southwestern Energy Co. *	205,204
11,517	Spectra Energy Corp.	315,335
5,212	Steel Dynamics, Inc.	71,561
8,661	Tractor Supply Co.	765,286
35,378	Tyson Foods, Inc.	686,333
3,431	United States Steel Corp. †	81,898
9,730	Valero Energy Corp.	331,988
24,787	Weyerhaeuser Co.	689,574
2,075	Whiting Petroleum Corp. *	89,993
11,051	Williams Companies, Inc.	361,810
		51,938,604
Total Common Stocks
(Cost: $126,979,383)		122,853,643
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.3%
(Cost: $2,761,692)
2,761,692	Bank of New York Overnight Government Fund	2,761,692
Total Investments: 102.8%
(Cost: $129,741,075)		125,615,335
Liabilities in excess of other assets: (2.8)%		(3,411,121)
NET ASSETS: 100.0%		$122,204,214

See Notes to Financial Statements

53

RVE HARD ASSETS PRODUCERS ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norwegian Krone
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,624,242.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $48,498,709 which represents 39.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $437,094, or 0.4% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Agriculture	27.4%	$33,612,566
Alternative Energy Sources	0.8	961,264
Base/Industrial Metals	12.9	15,902,423
Basic Materials	3.9	4,749,283
Consumer, Non-cyclical	1.2	1,476,836
Energy	40.2	49,345,441
Forest Products	4.2	5,137,934
Industrial	0.3	365,598
Precious Metals	5.9	7,280,379
Utilities	0.6	778,306
Water	2.6	3,243,613
	100.0%	$122,853,643

See Notes to Financial Statements

54

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$5,402,205	$—	$5,402,205
Austria	—	379,625	—	379,625
Bermuda	74,013	—	—	74,013
Brazil	2,260,377	—	—	2,260,377
Canada	16,048,719	—	—	16,048,719
Chile	539,010	—	—	539,010
China / Hong Kong	44,674	2,838,180	—	2,882,854
Colombia	120,737	—	—	120,737
Denmark	—	107,530	—	107,530
Finland	—	183,526	—	183,526
France	—	3,231,775	—	3,231,775
Germany	—	472,391	—	472,391
Hungary	—	65,377	—	65,377
India	41,294	437,094	—	478,388
Indonesia	—	270,210	—	270,210
Ireland	—	91,696	—	91,696
Italy	—	1,333,428	—	1,333,428
Japan	—	3,013,496	—	3,013,496
Luxembourg	268,599	374,909	—	643,508
Malaysia	32,276	1,190,714	—	1,222,990
Mexico	464,307	—	—	464,307
Netherlands	219,799	2,045,422	—	2,265,221
Norway	—	2,340,215	—	2,340,215
Peru	275,547	—	—	275,547
Philippines	—	58,499	—	58,499
Poland	—	362,815	—	362,815
Portugal	26,585	59,173	—	85,758
Russia	78,475	2,900,259	—	2,978,734
Singapore	—	1,584,443	—	1,584,443
South Africa	796,490	1,209,360	—	2,005,850
South Korea	—	1,448,960	—	1,448,960
Spain	9,178	363,523	—	372,701
Sweden	—	918,581	—	918,581
Switzerland	588,174	5,050,112	—	5,638,286
Taiwan	—	352,545	—	352,545
Turkey	—	114,613	—	114,613
United Kingdom	528,076	10,298,033	—	10,826,109
United States	51,938,604	—	—	51,938,604
Money Market Fund	2,761,692	—	—	2,761,692
Total	$77,116,626	$48,498,709	$—	$125,615,335

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $872,592 and transfers from Level 2 to Level 1 were $34,109. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

55

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 100.2%
Canada: 1.7%
54,056	Canadian Solar, Inc. (USD) * †	$183,790
China / Hong Kong: 36.2%
690,000	Comtec Solar Systems Group Ltd. * #	111,544
5,660,000	GCL-Poly Energy Holdings Ltd. #	1,171,687
150,459	Hanwha SolarOne Co. Ltd. (ADR) *	150,459
60,798	JA Solar Holdings Co. Ltd. (ADR) * †	259,608
39,987	JinkoSolar Holding Co. Ltd. (ADR) * †	248,319
227,441	LDK Solar Co. Ltd. (ADR) * †	327,515
117,306	Renesola Ltd. (ADR) * †	180,651
322,211	Suntech Power Holdings Co. Ltd. (ADR) * †	492,983
130,189	Trina Solar Ltd. (ADR) * †	565,020
188,082	Yingli Green Energy Holding Co. Ltd. (ADR) * †	441,993
		3,949,779
Germany: 6.1%
18,275	SMA Solar Technology A.G. #	462,403
144,055	Solarworld A.G. † #	202,194
		664,597
Norway: 4.4%
2,502,126	Renewable Energy Corp. A.S. * † #	486,998
Taiwan: 15.0%
505,688	Gintech Energy Corp. * #	476,828
409,322	Green Energy Technology, Inc. * #	349,288
738,000	Neo Solar Power Corp. * #	488,102
474,646	Solartech Energy Corp. * #	319,885
		1,634,103
Number
of Shares		Value

United States: 36.8%
26,274	Enphase Energy, Inc. *	$95,900
33,104	First Solar, Inc. * †	1,022,252
179,048	GT Advanced Technologies, Inc. * †	540,725
334,941	MEMC Electronic Materials, Inc. *	1,075,161
188,735	Power-One, Inc. * †	775,701
43,512	STR Holdings, Inc. * †	109,650
70,618	Sunpower Corp. * †	396,873
		4,016,262
Total Common Stocks
(Cost: $14,684,024)		10,935,529
MONEY MARKET FUND: 0.8%
(Cost: $91,756)
91,756	Dreyfus Government Cash Management Fund	91,756
Total Investments Before Collateral for Securities Loaned: 101.0%
(Cost: $14,775,780)		11,027,285
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 24.6%
(Cost: $2,685,136)
2,685,136	Bank of New York Overnight Government Fund	2,685,136
Total Investments: 125.6%
(Cost: $17,460,916)		13,712,421
Liabilities in excess of other assets: (25.6)%		(2,798,144)
NET ASSETS: 100.0%		$10,914,277

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,554,375.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,068,929 which represents 37.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Advanced Materials / Products	1.0%	$109,650
Electronic Component – Semiconductors	33.9	3,736,427
Energy – Alternate Sources	37.5	4,133,515
Power Conversion / Supply Equipment	26.8	2,955,937
Money Market Fund	0.8	91,756
	100.0%	$11,027,285

See Notes to Financial Statements

56

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Canada	$183,790	$—	$—	$183,790
China / Hong Kong	2,666,548	1,283,231	—	3,949,779
Germany	—	664,597	—	664,597
Norway	—	486,998	—	486,998
Taiwan	—	1,634,103	—	1,634,103
United States	4,016,262	—	—	4,016,262
Money Market Funds	2,776,892	—	—	2,776,892
Total	$9,643,492	$4,068,929	$—	$13,712,421

See Notes to Financial Statements

57

STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 99.9%
Brazil: 22.0%
1,187,450	Cia Siderurgica Nacional S.A. (ADR) †	$7,005,955
846,484	Gerdau S.A. (ADR)	7,609,891
918,871	Vale S.A. (ADR)	19,259,536
		33,875,382
Luxembourg: 11.9%
650,003	ArcelorMittal (USD) †	11,355,552
292,130	Ternium S.A. (ADR)	6,879,662
		18,235,214
Mexico: 2.6%
278,602	Grupo Simec, S.A.B. de C.V. (ADR) * †	3,984,009
Russia: 3.1%
699,115	Mechel OAO (ADR) †	4,844,867
South Korea: 7.8%
145,227	POSCO (ADR) †	11,930,398
United Kingdom: 12.4%
329,251	Rio Tinto Plc (ADR) †	19,126,191
United States: 40.1%
38,793	A.M. Castle & Co. * †	572,973
228,291	AK Steel Holding Corp. †	1,050,139
180,234	Allegheny Technologies, Inc.	5,471,904
88,399	Carpenter Technology Corp.	4,564,040
188,081	Cliffs Natural Resources, Inc. †	7,252,403
195,415	Commercial Metals Co.	2,903,867
51,332	Gibraltar Industries, Inc. *	817,205
17,033	LB Foster Co.	739,914
Number
of Shares		Value

United States: (continued)
172,238	Nucor Corp.	$7,437,237
18,336	Olympic Steel, Inc.	405,959
110,178	Reliance Steel & Aluminum Co.	6,842,054
46,053	Schnitzer Steel Industries, Inc.	1,396,787
368,213	Steel Dynamics, Inc.	5,055,564
146,096	Timken Co.	6,987,772
279,486	United States Steel Corp. †	6,671,331
11,590	Universal Stainless & Alloy, Inc. *	426,164
117,361	Worthington Industries, Inc.	3,050,212
		61,645,525
Total Common Stocks
(Cost: $213,951,374)		153,641,586
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 21.1%
(Cost: $32,480,954)
32,480,954	Bank of New York Overnight Government Fund	32,480,954
Total Investments: 121.0%
(Cost: $246,432,328)		186,122,540
Liabilities in excess of other assets: (21.0)%		(32,241,517)
NET ASSETS: 100.0%		$153,881,023

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $31,703,473.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Building & Construction	0.5%	$817,205
Metal - Diversified	12.5	19,126,191
Metal - Iron	17.3	26,511,939
Metal Processors & Fabricators	7.0	10,777,898
Metal Products - Distribution	0.6	978,932
Steel - Producers	58.3	89,531,353
Steel - Specialty	3.8	5,898,068
	100.0%	$153,641,586

See Notes to Financial Statements

58

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$153,641,586	$—	$—	$153,641,586
Money Market Fund	32,480,954	—	—	32,480,954
Total	$186,122,540	$—	$—	$186,122,540

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

59

UNCONVENTIONAL OIL & GAS ETF
SCHEDULE OF INVESTMENTS
December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 100.0%
Australia: 0.4%
18,486	Aurora Oil & Gas Ltd. (CAD) *	$70,550
Canada: 19.5%
13,528	ARC Resources Ltd.	332,052
5,283	Baytex Energy Corp. (USD)	228,437
4,273	Birchcliff Energy Ltd. *	32,014
16,328	Crescent Point Energy Corp.	616,912
32,704	EnCana Corp. (USD)	646,231
22,407	Pengrowth Energy Corp. (USD)	111,363
20,246	Penn West Petroleum Ltd. (USD)	219,872
3,628	PetroBakken Energy Ltd.	37,348
6,196	Peyto Exploration & Development Corp.	143,061
45,910	Talisman Energy, Inc. (USD)	520,160
5,854	Tourmaline Oil Corp. *	183,610
		3,071,060
United States: 80.1%
16,861	Anadarko Petroleum Corp.	1,252,941
2,073	Berry Petroleum Co.	69,549
9,162	Cabot Oil & Gas Corp.	455,718
26,305	Chesapeake Energy Corp.	437,189
3,733	Cimarex Energy Co.	215,506
4,512	Concho Resources, Inc. *	363,487
10,028	Consol Energy, Inc.	321,899
1,892	Continental Resources, Inc. *	139,043
16,865	Denbury Resources, Inc. *	273,213
16,749	Devon Energy Corp.	871,618
3,176	Energen Corp.	143,206
9,231	EOG Resources, Inc.	1,115,013
6,587	EQT Corp.	388,501
5,106	EXCO Resources, Inc.	34,568
5,205	Forest Oil Corp. *	34,821
2,428	Gulfport Energy Corp. *	92,798
14,429	Hess Corp.	764,160
11,507	Kodiak Oil & Gas Corp. *	101,837
Number
of Shares		Value

United States: (continued)
7,191	Linn Energy, LLC	$253,411
3,596	National Fuel Gas Co.	182,281
5,882	Newfield Exploration Co. *	157,520
7,750	Noble Energy, Inc.	788,485
2,625	Northern Oil and Gas, Inc. *	44,153
3,529	Oasis Petroleum, Inc. *	112,222
16,667	Occidental Petroleum Corp.	1,276,859
5,370	Pioneer Natural Resources Co.	572,388
5,450	Plains Exploration & Production Co. *	255,823
7,841	QEP Resources, Inc.	237,347
7,015	Range Resources Corp.	440,752
2,290	Rosetta Resources, Inc. *	103,874
2,909	SM Energy Co.	151,879
15,268	Southwestern Energy Co. *	510,104
6,529	Ultra Petroleum Corp. *	118,371
5,179	Whiting Petroleum Corp. *	224,613
8,858	WPX Energy, Inc. *	131,807
		12,636,956
Total Common Stocks
(Cost: $17,513,863)		15,778,566
MONEY MARKET FUND: 0.6%
(Cost: $97,658)
97,658	Dreyfus Government Cash
	Management Fund	97,658

Total Investments: 100.6%
(Cost: $17,611,521)		15,876,224
Liabilities in excess of other assets: (0.6)%		(96,599)
NET ASSETS: 100.0%		$15,779,625

CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing

Summary of Investments by Sector (unaudited)	% of Investments	Value
Coal	2.0%	$321,899
Electric - Integrated	1.2	182,281
Oil Company - Exploration & Production	91.4	14,510,226
Oil Company - Integrated	4.8	764,160
Money Market Fund	0.6	97,658
	100.0%	$15,876,224

See Notes to Financial Statements

60

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$15,778,566	$—	$—	$15,778,566
Money Market Fund	97,658	—	—	97,658
Total	$15,876,224	$—	$—	$15,876,224

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

61

URANIUM+NUCLEAR ENERGY ETF
SCHEDULE OF INVESTMENTS
December 31, 2012

Number
of Shares		Value

COMMON STOCKS: 95.4%
Australia: 10.1%
2,772,706	Energy Resources of Australia Ltd. * † #	$3,710,912
3,783,970	Paladin Energy Ltd. * † #	4,176,778
		7,887,690
Canada: 18.6%
307,241	Cameco Corp. (USD)	6,058,793
1,566,656	Uranium Energy Corp. (USD) * †	4,010,639
1,920,799	Uranium One, Inc. * †	4,533,371
		14,602,803
France: 12.3%
210,594	Areva S.A. * † #	3,592,203
329,387	Electricite de France S.A. #	6,096,540
		9,688,743
Japan: 24.7%
975,114	IHI Corp. #	2,533,545
70,074	JGC Corp. #	2,187,902
753,705	Kajima Corp. #	2,498,678
1,306,806	Mitsubishi Heavy Industries Ltd. #	6,333,749
585,400	Taihei Dengyo Kaisha Ltd. #	3,617,998
155,200	Toshiba Plant Systems & Services Corp. #	2,240,411
		19,412,283
Poland: 7.7%
1,023,289	Polska Grupa Energetyczna S.A. #	6,037,498
United States: 22.0%
1,171,138	EnergySolutions, Inc. *	3,653,951
200,583	Exelon Corp.	5,965,338
170,094	US Ecology, Inc.	4,004,013
6,952,042	USEC, Inc. * † ‡	3,684,582
		17,307,884
Total Common Stocks
(Cost: $93,509,794)		74,936,901
Number
of Shares		Value

CLOSED-END FUND: 4.5%
(Cost: $4,255,569)
654,575	Uranium Participation Corp. *	$3,549,970
Total Investments Before Collateral for Securities Loaned: 99.9%
(Cost: $97,765,363)		78,486,871
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 9.1%
(Cost: $7,162,489)
7,162,489	Bank of New York Overnight
	Government Fund	7,162,489
Total Investments: 109.0%
(Cost: $104,927,852)		85,649,360
Liabilities in excess of other assets: (9.0)%		(7,082,622)
NET ASSETS: 100.0%		$78,566,738

USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,756,007.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $43,026,214 which represents 54.8% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Building & Construction	7.8%	$6,116,676
Electric - Integrated	23.1	18,099,377
Energy - Alternate Sources	4.6	3,592,203
Engineering / R&D Services	5.6	4,428,313
Hazardous Waste Disposal	9.8	7,657,963
Machinery - General Industry	11.3	8,867,294
Non - Ferrous Metals	33.3	26,175,075
Closed-End Fund	4.5	3,549,970
	100.0%	$78,486,871

See Notes to Financial Statements

62

A summary of the Fund’s transactions in securities of affiliates as of December 31, 2012 is set forth below:

	Value as of					Value as of
	December 31,		Sales	Realized	Dividend	December 31,
Affiliates	2011	Purchases	Proceeds	Loss	Income	2012
USEC, Inc.	$1,665,450	$5,636,898	$(414,837)	$(2,805,322)	$—	$3,684,582

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$7,887,690	$—	$7,887,690
Canada	14,602,803	—	—	14,602,803
France	—	9,688,743	—	9,688,743
Japan	—	19,412,283	—	19,412,283
Poland	—	6,037,498	—	6,037,498
United States	17,307,884	—	—	17,307,884
Closed-End Fund	3,549,970	—	—	3,549,970
Money Market Fund	7,162,489	—	—	7,162,489
Total	$42,623,146	$43,026,214	$—	$85,649,360

During the year ended December 31, 2012, transfers of securities from Level 1 to Level 2 were $5,618,156. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

63

MARKET VECTORS ETF TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF
Assets:
Investments, at value(1)
Unaffiliated issuers(2)	$5,663,843,756	$236,190,742	$46,029,954	$6,903,259,871
Affiliated issuers(3)	—	—	—	2,503,668,849
Short term investment held as collateral for securities loaned(4)	167,592,140	43,924,698	8,793,800	205,172,384
Cash	—	—	—	—
Cash denominated in foreign currency, at value(5)	79,431	21,302	33,019	—
Receivables:
Investment securities sold	1,846,077	521,901	461,754	—
Shares sold	1,505	—	—	27,202
Due from Adviser	—	—	—	—
Dividends	14,356,407	196,765	123,967	4,550,555
Prepaid expenses	80,096	3,289	668	132,861
Total assets	5,847,799,412	280,858,697	55,443,162	9,616,811,722

Liabilities:
Payables:
Investment securities purchased	4,316	1,200,240	23,763	—
Collateral for securities loaned	167,592,140	43,924,698	8,793,800	205,172,384
Shares redeemed	—	—	—	21,809
Due to Adviser	2,382,223	120,292	9,051	3,837,598
Due to custodian	10,005,239	21,253	462,722	427,357
Deferred Trustee fees	183,609	21,860	13,317	430,742
Accrued expenses	410,489	212,243	127,270	868,268
Total liabilities	180,578,016	45,500,586	9,429,923	210,758,158
NET ASSETS	$5,667,221,396	$235,358,111	$46,013,239	$9,406,053,564
Shares outstanding	107,050,000	9,350,000	4,150,000	203,052,500
Net asset value, redemption and offering price per share	$52.94	$25.17	$11.09	$46.32

Net assets consist of:
Aggregate paid in capital	$6,116,393,117	$610,977,753	$350,053,627	$12,535,923,540
Net unrealized appreciation (depreciation)	187,256,970	(56,979,769)	(32,524,834)	(2,339,800,280)
Undistributed (accumulated) net investment income (loss)	1,295,737	31,297	34,838	(4,135,544)
Accumulated net realized gain (loss)	(637,724,428)	(318,671,170)	(271,550,392)	(785,934,152)
	$5,667,221,396	$235,358,111	$46,013,239	$9,406,053,564
(1) Value of securities on loan	$159,894,057	$41,975,040	$8,418,606	$197,100,879
(2) Cost of Investments - Unaffiliated issuers	$5,476,701,845	$293,169,929	$78,553,981	$8,756,435,416
(3) Cost of Investments - Affiliated issuers	$—	$—	$—	$2,990,293,584
(4) Cost of short term investment held as collateral for securities loaned	$167,592,140	$43,924,698	$8,793,800	$205,172,384
(5) Cost of cash denominated in foreign currency	$80,613	$21,170	$32,983	$—

See Notes to Financial Statements

64

Junior Gold Miners ETF	Oil Services ETF	Rare Earth / Strategic Metals ETF	RVE Hard Assets Producers ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+ Nuclear Energy ETF

$320,886,839	$1,282,897,049	$174,367,111	$122,853,643	$11,027,285	$153,641,586	$15,876,224	$74,802,289
2,221,127,036	—	—	—	—	—	—	3,684,582
278,842,775	64,292,742	43,047,319	2,761,692	2,685,136	32,480,954	—	7,162,489
—	—	—	—	—	—	7,414	—
61	—	77,323	32,603	—	—	—	—

2,750,155	—	1,155,239	172,175	84,948	5,108,651	—	790,998
—	9	—	—	—	—	—	—
—	—	—	—	16,806	—	—	—
1,258,591	1,054,917	423,756	153,586	34,699	313,090	15,406	82,652
36,524	16,341	2,410	2,000	140	1,770	236	1,130
2,824,901,981	1,348,261,058	219,073,158	125,975,699	13,849,014	191,546,051	15,899,280	86,524,140

6,812,520	—	120,966	45,812	124,617	4,986,704	60,894	2,243
278,842,775	64,292,742	43,047,319	2,761,692	2,685,136	32,480,954	—	7,162,489
—	—	—	—	—	—	—	—
1,132,141	392,521	53,349	14,666	—	56,069	33,721	38,259
637,576	163,838	1,107,292	866,056	62,054	20,055	—	637,990
67,517	12,339	5,848	6,721	1,579	19,471	161	11,467
178,047	73,288	86,272	76,538	61,351	101,775	24,879	104,954
287,670,576	64,934,728	44,421,046	3,771,485	2,934,737	37,665,028	119,655	7,957,402
$2,537,231,405	$1,283,326,330	$174,652,112	$122,204,214	$10,914,277	$153,881,023	$15,779,625	$78,566,738
128,250,000	33,210,863	13,200,000	3,400,000	300,000	3,150,000	700,000	5,700,000
$19.78	$38.64	$13.23	$35.94	$36.38	$48.85	$22.54	$13.78

$3,855,136,513	$1,356,779,994	$317,449,712	$135,831,223	$73,110,343	$348,154,525	$18,012,047	$262,813,159
(687,090,495)	(71,994,705)	(80,663,139)	(4,122,259)	(3,747,870)	(60,309,788)	(1,735,366)	(19,281,362)
(109,308,541)	(12,339)	128,643	(480)	(2,429)	23,915	2,749	492,989
(521,506,072)	(1,446,620)	(62,263,104)	(9,504,270)	(58,445,767)	(133,987,629)	(499,805)	(165,458,048)
$2,537,231,405	$1,283,326,330	$174,652,112	$122,204,214	$10,914,277	$153,881,023	$15,779,625	$78,566,738
$256,979,994	$62,895,652	$39,987,792	$2,624,242	$2,554,375	$31,703,473	$—	$6,756,007
$457,517,025	$1,354,891,754	$255,029,337	$126,979,383	$14,775,780	$213,951,374	$17,611,521	$88,280,419
$2,771,584,839	$—	$—	$—	$—	$—	$—	$9,484,944
$278,842,775	$64,292,742	$43,047,319	$2,761,692	$2,685,136	$32,480,954	$—	$7,162,489
$61	$—	$62,632	$31,011	$—	$—	$—	$—

See Notes to Financial Statements

65

MARKET VECTORS ETF TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

			Global Alternative
	Agribusiness ETF	Coal ETF	Energy ETF	Gold Miners
Income:
Dividends - unaffiliated issuers	$146,888,010	$6,210,361	$472,468	$123,347,113
Dividends - affiliated issuers	—	—	—	9,163,385
Securities lending income	3,688,261	163,383	796,678	2,414,423
Foreign taxes withheld	(12,295,702)	(474,639)	(28,559)	(12,422,949)
Total income	138,280,569	5,899,105	1,240,587	122,501,972

Expenses:
Management fees	28,241,579	1,129,938	254,856	43,723,570
Professional fees	373,145	68,075	41,368	477,591
Insurance	102,333	7,809	1,716	143,489
Trustees’ fees and expenses	96,772	8,936	1,368	175,443
Reports to shareholders	282,630	36,065	26,618	444,090
Indicative optimized portfolio value fee	—	15,013	15,013	—
Custodian fees	865,921	70,068	22,161	453,903
Registration fees	204,163	5,006	5,007	263,187
Transfer agent fees	2,400	2,400	2,403	2,399
Fund accounting fees	253,095	36,405	36,028	—
Interest	746,727	5,941	1,504	72,405
Other	66,104	8,986	3,312	109,775
Total expenses	31,234,869	1,394,642	411,354	45,865,852
Waiver of management fees	—	(55,372)	(93,828)	—
Expenses assumed by the Adviser	—	—	—	—
Net expenses	31,234,869	1,339,270	317,526	45,865,852
Net investment income	107,045,700	4,559,835	923,061	76,636,120

Net realized gain (loss) on:
Investments - unaffiliated issuers	(82,655,076)	(115,255,715)	(28,178,721)	(200,531,485)
Investments - affiliated issuers	—	—	—	49,453,238
In-kind redemptions	124,035,741	(26,876,170)	(2,888,054)	242,047,452
Foreign currency transactions and foreign denominated assets and liabilities	(1,385,792)	(57,514)	(9,134)	—
Net realized gain (loss)	39,994,873	(142,189,399)	(31,075,909)	90,969,205
Net change in unrealized appreciation (depreciation) on:
Investments	606,495,676	104,709,516	31,269,218	(1,030,211,098)
Foreign currency transactions and foreign denominated assets and liabilities	27,779	(256)	4,724	—
Net change in unrealized appreciation (depreciation)	606,523,455	104,709,260	31,273,942	(1,030,211,098)
Net Increase (Decrease) in Net Assets Resulting from Operations	$753,564,028	$(32,920,304)	$1,121,094	$(862,605,773)

(a)	Commencement of operations for Unconventional Oil & Gas ETF was February 14, 2012.

See Notes to Financial Statements

66

		Rare Earth /				Unconventional	Uranium+
Junior Gold		Strategic	RVE Hard Assets			Oil & Gas	Nuclear
Miners ETF	Oil Services ETF	Metals ETF	Producers ETF	Solar Energy ETF	Steel ETF	ETF(a)	Energy ETF

$4,247,569	$17,022,204	$2,222,055	$3,862,598	$47,815	$4,204,505	$259,342	$2,706,684
5,204,212	—	—	—	—	—	—	—
4,923,826	888,085	1,882,463	85,828	419,082	165,409	—	388,766
(829,065)	(38,506)	(69,021)	(226,240)	(6,578)	(153,144)	(19,751)	(202,696)
13,546,542	17,871,783	4,035,497	3,722,186	460,319	4,216,770	239,591	2,892,754

12,121,313	3,959,623	923,301	755,254	55,751	714,251	72,257	423,176
224,496	75,630	62,098	49,310	40,738	47,417	15,396	47,032
39,320	9,158	5,973	3,620	375	3,155	142	2,177
43,115	15,711	4,649	3,249	231	3,847	208	2,020
175,033	34,366	38,854	18,323	10,017	25,607	15,712	23,550
15,013	4,149	21,457	21,457	21,458	—	14,323	—
302,734	71,200	58,953	90,920	26,118	14,236	8,967	19,811
90,063	6,155	15,946	5,007	5,804	5,003	4,405	5,003
2,403	1,366	2,403	2,400	2,404	2,403	1,014	2,400
182,348	116,780	36,026	36,029	39,463	32,168	536	36,027
81,869	17,548	43,984	12,860	988	4,165	—	2,414
33,060	7,382	6,029	31,650	4,187	2,893	451	4,371
13,310,767	4,319,068	1,219,673	1,030,079	207,534	855,145	133,411	567,981
—	(341,895)	(123,122)	(248,834)	(55,751)	(65,303)	(55,373)	(57,753)
—	—	—	—	(78,316)	—	—	—
13,310,767	3,977,173	1,096,551	781,245	73,467	789,842	78,038	510,228
235,775	13,894,610	2,938,946	2,940,941	386,852	3,426,928	161,553	2,382,526

(160,070,300)	(1,249,444)	(31,610,824)	(2,895,811)	(19,223,445)	(17,108,347)	(511,469)	(13,831,404)
(207,101,821)	—	—	—	—	—	—	(2,805,322)
46,046,177	92,136,234	329,425	6,457,466	—	(5,004,500)	403,869	411,261
63,201	—	189,358	(9,209)	(3,431)	—	(6,204)	(49,583)
(321,062,743)	90,886,790	(31,092,041)	3,552,446	(19,226,876)	(22,112,847)	(113,804)	(16,275,048)
(70,997,165)	(77,579,606)	8,901,139	4,303,776	13,568,792	34,973,481	(1,735,297)	10,857,397
(4,707)	—	(6,013)	(1,090)	1,586	—	(69)	1,593
(71,001,872)	(77,579,606)	8,895,126	4,302,686	13,570,378	34,973,481	(1,735,366)	10,858,990
$(391,828,840)	$27,201,794	$(19,257,969)	$10,796,073	$(5,269,646)	$16,287,562	$(1,687,617)	$(3,033,532)

See Notes to Financial Statements

67

MARKET VECTORS ETF TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$107,045,700	$36,439,516	$4,559,835	$5,260,673
Net realized gain (loss)	39,994,873	(3,698,503)	(142,189,399)	65,232,115
Net change in unrealized appreciation (depreciation)	606,523,455	(798,909,790)	104,709,260	(250,586,135)
Net increase (decrease) in net assets resulting from operations	753,564,028	(766,168,777)	(32,920,304)	(180,093,347)

Dividends and Distributions to shareholders:
Dividends from net investment income.	(104,052,600)	(34,623,770)	(3,973,750)	(4,781,700)
Distributions from net realized capital gains	—	—	—	—
Return of capital	—	(1,217,830)	—	—
Total Dividends and Distributions	(104,052,600)	(35,841,600)	(3,973,750)	(4,781,700)

Share transactions:**
Proceeds from sale of shares	191,268,360	4,378,570,725	140,338,113	425,632,693
Cost of shares redeemed	(704,371,720)	(669,963,321)	(182,506,166)	(455,900,779)
Increase (Decrease) in net assets resulting from share transactions	(513,103,360)	3,708,607,404	(42,168,053)	(30,268,086)
Total increase (decrease) in net assets	136,408,068	2,906,597,027	(79,062,107)	(215,143,133)
Net Assets, beginning of period	5,530,813,328	2,624,216,301	314,420,218	529,563,351
Net Assets, end of period†	$5,667,221,396	$5,530,813,328	$235,358,111	$314,420,218

† Including undistributed (accumulated) net investment income (loss)	$1,295,737	$(311,571)	$31,297	$(498,755)

** Shares of Common Stock Issued (no par value)
Shares sold	3,800,000	81,750,000	5,800,000	8,900,000
Shares redeemed	(13,900,000)	(13,750,000)	(6,150,000)	(10,450,000)
Net increase (decrease)	(10,100,000)	68,000,000	(350,000)	(1,550,000)

See Notes to Financial Statements

68

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2012	2011	2012	2011	2012	2011

$923,061	$1,836,123	$76,636,120	$27,133,219	$235,775	$(4,799,570)
(31,075,909)	(32,075,257)	90,969,205	767,445,332	(321,062,743)	205,530,440
31,273,942	(28,969,908)	(1,030,211,098)	(2,466,014,549)	(71,001,872)	(1,178,756,253)
1,121,094	(59,209,042)	(862,605,773)	(1,671,435,998)	(391,828,840)	(978,025,383)

(859,050)	(1,791,370)	(89,467,455)	(26,160,375)	(96,187,500)	(94,475,400)
—	—	—	—	—	(29,153,300)
—	(70,430)	—	—	—	—
(859,050)	(1,861,800)	(89,467,455)	(26,160,375)	(96,187,500)	(123,628,700)

—	25,058,340	7,497,171,033	8,350,241,963	1,391,056,126	1,840,344,634
(12,892,902)	(39,890,750)	(5,911,583,359)	(5,557,514,446)	(288,473,500)	(939,881,945)
(12,892,902)	(14,832,410)	1,585,587,674	2,792,727,517	1,102,582,626	900,462,689
(12,630,858)	(75,903,252)	633,514,446	1,095,131,144	614,566,286	(201,191,394)
58,644,097	134,547,349	8,772,539,118	7,677,407,974	1,922,665,119	2,123,856,513
$46,013,239	$58,644,097	$9,406,053,564	$8,772,539,118	$2,537,231,405	$1,922,665,119
$34,838	$(20,039)	$(4,135,544)	$4,797,389	$(109,308,541)	$(17,839,679)

—	1,150,000	155,350,000	142,750,000	61,850,000	52,800,000
(1,200,000)	(2,500,000)	(122,650,000)	(97,350,000)	(12,200,000)	(27,550,000)
(1,200,000)	(1,350,000)	32,700,000	45,400,000	49,650,000	25,250,000

See Notes to Financial Statements

69

MARKET VECTORS ETF TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Oil Services ETF(a)		Rare Earth/Strategic Metals ETF
		For the Period
	For the Year	December 20,	For the Year	For the Year
	Ended	2011* through	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$13,894,610	$(116,075)	$2,938,946	$3,462,803
Net realized gain (loss)	90,886,790	89,546	(31,092,041)	(16,654,605)
Net change in unrealized appreciation (depreciation)	(77,579,606)	5,584,901	8,895,126	(116,192,891)
Net increase (decrease) in net assets resulting from operations	27,201,794	5,558,372	(19,257,969)	(129,384,693)

Dividends and Distributions to shareholders:
Dividends from net investment income	(13,484,728)	—	(2,996,400)	(12,770,200)
Distributions from net realized capital gains	(234,226)	—	—	—
Total Dividends and Distributions	(13,718,954)	—	(2,996,400)	(12,770,200)

Share transactions:**
Proceeds from sale of shares	5,542,879,994	1,176,474,156	21,255,021	267,136,704
Cost of shares redeemed	(5,186,689,166)	(268,379,866)	(22,883,914)	(163,228,037)
Increase (Decrease) in net assets resulting from share transactions	356,190,828	908,094,290	(1,628,893)	103,908,667
Total increase (decrease) in net assets	369,673,668	913,652,662	(23,883,262)	(38,246,226)
Net Assets, beginning of period	913,652,662	—	198,535,374	236,781,600
Net Assets, end of period†	$1,283,326,330	$913,652,662	$174,652,112	$198,535,374

† Including undistributed (accumulated) net investment income (loss)	$(12,339)	$—	$128,643	$(3,363)

**Shares of Common Stock Issued (no par value)
Shares sold	140,400,000	30,910,863	1,600,000	10,750,000
Shares redeemed	(131,050,000)	(7,050,000)	(1,550,000)	(7,600,000)
Net increase (decrease)	9,350,000	23,860,863	50,000	3,150,000

*	Commencement of operations
(a)	Share activity has been restated to reflect the 3 for 1 share split which took place on February 14, 2012 (See Note 10).
(b)	Share activity has been restated to reflect the 1 for 15 reverse share split which took place on July 2, 2012 (See Note 10).

See Notes to Financial Statements

70

RVE Hard Assets Producers ETF		Solar Energy ETF(b)		Steel ETF
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2012	2011	2012	2011	2012	2011

$2,940,941	$3,118,054	$386,852	$660,006	$3,426,928	$4,328,392
3,552,446	2,384,553	(19,226,876)	(6,915,259)	(22,112,847)	18,498,297
4,302,686	(38,703,131)	13,570,378	(14,435,603)	34,973,481	(100,133,153)
10,796,073	(33,200,524)	(5,269,646)	(20,690,856)	16,287,562	(77,306,464)

(2,900,200)	(3,102,000)	(395,100)	(629,100)	(3,386,250)	(4,339,600)
—	—	—	—	—	—

(2,900,200)	(3,102,000)	(395,100)	(629,100)	(3,386,250)	(4,339,600)

12,830,008	46,294,627	6,628,658	19,442,977	88,363,561	212,976,153
(57,208,727)	(60,999,830)	—	(13,039,905)	(128,420,817)	(229,359,586)
(44,378,719)	(14,705,203)	6,628,658	6,403,072	(40,057,256)	(16,383,433)
(36,482,846)	(51,007,727)	963,912	(14,916,884)	(27,155,944)	(98,029,497)
158,687,060	209,694,787	9,950,365	24,867,249	181,036,967	279,066,464
$122,204,214	$158,687,060	$10,914,277	$9,950,365	$153,881,023	$181,036,967

$(480)	$(38,385)	$(2,429)	$525	$23,915	$(16,763)

350,000	1,150,000	120,000	110,000	1,900,000	3,300,000
(1,650,000)	(1,850,000)	—	(80,000)	(2,550,000)	(3,350,000)
(1,300,000)	(700,000)	120,000	30,000	(650,000)	(50,000)

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Unconventional
	Oil & Gas ETF	Uranium+Nuclear Energy ETF
	For the Period
	February 14,	For the Year	For the Year
	2012* through	Ended	Ended
	December 31,	December 31,	December 31,
	2012	2012	2011
Operations:
Net investment income	$161,553	$2,382,526	$2,447,939
Net realized loss	(113,804)	(16,275,048)	(14,894,280)
Net change in net unrealized appreciation (depreciation)	(1,735,366)	10,858,990	(57,849,070)
Net decrease in net assets resulting from operations	(1,687,617)	(3,033,532)	(70,295,411)

Dividends to shareholders:
Dividends from net investment income	(152,600)	(3,602,400)	(11,398,800)

Share transactions:**
Proceeds from sale of shares	23,305,562	5,465,787	21,656,885
Cost of shares redeemed	(5,685,720)	(6,930,759)	(113,736,655)
Increase (Decrease) in net assets resulting from share transactions	17,619,842	(1,464,972)	(92,079,770)
Total increase (decrease) in net assets	15,779,625	(8,100,904)	(173,773,981)
Net Assets, beginning of period	—	86,667,642	260,441,623
Net Assets, end of period†	$15,779,625	$78,566,738	$86,667,642

† Including undistributed net investment income	$2,749	$492,989	$1,738,038

** Shares of Common Stock Issued (no par value)
Shares sold	950,000	350,000	800,000
Shares redeemed	(250,000)	(450,000)	(5,300,000)
Net increase (decrease)	700,000	(100,000)	(4,500,000)

*	Commencement of operations

See Notes to Financial Statements

72

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Agribusiness ETF
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$47.21	$53.39	$43.69	$27.71	$56.73
Income from investment operations:
Net investment income	1.00	0.30	0.31	0.45	0.35
Net realized and unrealized gain (loss) on investments	5.70	(6.18)	9.72	15.95	(29.09)
Total from investment operations	6.70	(5.88)	10.03	16.40	(28.74)
Less:
Dividends from net investment income	(0.97)	(0.29)	(0.33)	(0.42)	(0.28)
Return of capital	—	(0.01)	—	—	—
Total dividends	(0.97)	(0.30)	(0.33)	(0.42)	(0.28)
Net asset value, end of year	$52.94	$47.21	$53.39	$43.69	$27.71
Total return (b)	14.20%	(11.01)%	22.96%	59.18%	(50.64)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$5,667,221	$5,530,813	$2,624,216	$1,992,374	$679,014
Ratio of gross expenses to average net assets	0.55%	0.53%	0.56%	0.59%	0.59%
Ratio of net expenses to average net assets	0.55%	0.53%	0.56%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.54%	0.53%	0.55%	0.59%	0.58%
Ratio of net investment income (loss) to average net assets	1.89%	0.76%	0.78%	1.56%	0.66%
Portfolio turnover rate	19%	22%	20%	35%	29%

	Coal ETF
					For the Period
					January 10,
					2008 (a)
					through
	For the Year Ended December 31,				December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.41	$47.07	$35.93	$14.55	$40.39
Income from investment operations:
Net investment income	0.49	0.53	0.18	0.34	0.10
Net realized and unrealized gain (loss) on investments	(7.30)	(14.71)	11.15	21.35	(25.85)
Total from investment operations	(6.81)	(14.18)	11.33	21.69	(25.75)
Less:
Dividends from net investment income	(0.43)	(0.48)	(0.19)	(0.31)	(0.09)
Net asset value, end of period	$25.17	$32.41	$47.07	$35.93	$14.55
Total return (b)	(21.05)%	(30.12)%	31.55%	149.05%	(63.75	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$235,358	$314,420	$529,563	$418,528	$167,999
Ratio of gross expenses to average net assets	0.62%	0.59%	0.59%	0.64%	0.62	%(d)
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.64%	0.62	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.58%	0.63%	0.61	%(d)
Ratio of net investment income to average net assets	2.02%	0.93%	0.57%	1.51%	0.53	%(d)
Portfolio turnover rate	55%	47%	29%	50%	47	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

73

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Global Alternative Energy ETF
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.96	$20.08	$25.17	$23.08	$59.50
Income from investment operations:
Net investment income	0.22	0.34	0.20	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.12	(9.11)	(5.10)	2.01	(36.43)
Total from investment operations	0.34	(8.77)	(4.90)	2.10	(36.28)
Less:
Dividends from net investment income	(0.21)	(0.34)	(0.19)	(0.01)	(0.14)
Return of capital	—	(0.01)	—	—	—
Total dividends	(0.21)	(0.35)	(0.19)	(0.01)	(0.14)
Net asset value, end of year	$11.09	$10.96	$20.08	$25.17	$23.08
Total return (a)	3.07%	(43.69)%	(19.46)%	9.11%	(60.98)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$46,013	$58,644	$134,547	$212,645	$192,758
Ratio of gross expenses to average net assets	0.81%	0.68%	0.60%	0.66%	0.62%
Ratio of net expenses to average net assets	0.62%	0.62%	0.60%	0.66%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.62%	0.60%	0.65%	0.60%
Ratio of net investment income to average net assets	1.81%	1.59%	0.81%	0.34%	0.46%
Portfolio turnover rate	35%	26%	30%	50%	29%

	Gold Miners ETF
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$51.50	$61.44	$46.15	$33.70	$45.89
Income from investment operations:
Net investment income	0.39	0.26	0.04	0.05	0.43
Net realized and unrealized gain (loss) on investments	(5.11)	(10.05)	15.65	12.51	(12.62)
Total from investment operations	(4.72)	(9.79)	15.69	12.56	(12.19)
Less:
Dividends from net investment income	(0.46)	(0.15)	(0.40)	(0.11)	—
Net asset value, end of year	$46.32	$51.50	$61.44	$46.15	$33.70
Total return (a)	(9.16)%	(15.93)%	34.01%	37.27%	(26.56)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$9,406,054	$8,772,539	$7,677,408	$5,568,529	$2,672,363
Ratio of gross expenses to average net assets	0.52%	0.52%	0.53%	0.54%	0.56%
Ratio of net expenses to average net assets	0.52%	0.52%	0.53%	0.54%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.52%	0.52%	0.53%	0.54%	0.55%
Ratio of net investment income to average net assets	0.88%	0.35%	0.05%	0.00%	0.15%
Portfolio turnover rate	5%	9%	3%	12%	13%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

74

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Junior Gold Miners ETF
					For the Period
					November 10,
					2009 (a) through
	For the Year Ended December 31,				December 31,
	2012	2011	2010		2009
Net asset value, beginning of period	$24.46	$39.81	$25.81		$24.72
Income from investment operations:
Net investment income (loss)	0.09	0.68	(0.10	)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.02)	(14.45)	17.03		1.10
Total from investment operations	(3.93)	(13.77)	16.93		1.09
Less:
Dividends from net investment income	(0.75)	(1.21)	(2.93)		—
Distributions from net realized gains	—	(0.37)	—		—
Total dividends and distributions	(0.75)	(1.58)	(2.93)		—
Net asset value, end of period	$19.78	$24.46	$39.81		$25.81
Total return (c)	(16.07)%	(34.57)%	65.74%		4.41	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,537,231	$1,922,665	$2,123,857		$660,843
Ratio of gross expenses to average net assets	0.55%	0.54%	0.54%		0.59	%(e)
Ratio of net expenses to average net assets	0.55%	0.54%	0.54%		0.59	%(e)
Ratio of net expenses, excluding interest expense,to average net assets	0.55%	0.54%	0.54%		0.59	%(e)
Ratio of net investment income (loss) to average net assets	0.01%	(0.22)%	(0.34)%		(0.43	)%(e)
Portfolio turnover rate	22%	60%	49%		20	%(d)

	Oil Services ETF#
		For the Period
	For the Year	December 20,
	Ended	2011 (a) through
	December 31, 2012	December 31, 2011

Net asset value, beginning of period	$38.29	$38.06
Income from investment operations:
Net investment income	0.42	—	(f)
Net realized and unrealized gain on investments	0.34	0.23
Total from investment operations	0.76	0.23
Less:
Dividends from net investment income	(0.40)	—
Distributions from net realized gains	(0.01)	—
Total dividends and distributions	(0.41)	—
Net asset value, end of period	$38.64	$38.29
Total return (c)	1.98%	0.61	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,283,326	$913,653
Ratio of gross expenses to average net assets	0.38%	0.46	%(e)
Ratio of net expenses to average net assets	0.35%	0.35	%(e)
Ratio of net expenses, excluding interest expense,to average net assets	0.35%	0.35	%(e)
Ratio of net investment income (loss) to average net assets	1.23%	(0.35	)%(e)
Portfolio turnover rate	6%	0	%(d)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized
(f)	Amount represents less than $0.005 per share
#	On February 14, 2012, the Fund effected a share split as described in the Notes to Financial Statements. Per share data for the period December 20, 2011 through February 13, 2012, has been adjusted to give effect to the share split (See Note 10).

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Rare Earth / Strategic Metals ETF
			For the Period
			October 27,
	For the Year		2010 (a) through
	Ended December 31,		December 31,
	2012	2011	2010
Net asset value, beginning of period	$15.10	$23.68	$19.76
Income from investment operations:
Net investment income (loss)	0.22	0.25	(0.01)
Net realized and unrealized gain (loss) on investments	(1.86)	(7.88)	3.93
Total from investment operations	(1.64)	(7.63)	3.92
Less:
Dividends from net investment income	(0.23)	(0.95)	—
Net asset value, end of period	$13.23	$15.10	$23.68
Total return (b)	(10.88)%	(32.21)%	19.84	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$174,652	$198,535	$236,782
Ratio of gross expenses to average net assets	0.66%	0.59%	0.63	%(d)
Ratio of net expenses to average net assets	0.59%	0.57%	0.57	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57	%(d)
Ratio of net investment income (loss) to average net assets	1.59%	0.95%	(0.38	)%(d)
Portfolio turnover rate	44%	35%	9	%(c)

	RVE Hard Assets Producers ETF
					For the Period
					August 29,
					2008 (a) through
	For the Year Ended December 31,				December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$33.76	$38.83	$33.58	$23.27	$39.60
Income from investment operations:
Net investment income	0.86	0.66	0.30	0.26	0.05
Net realized and unrealized gain (loss) on investments	2.17	(5.07)	5.26	10.30	(16.31)
Total from investment operations	3.03	(4.41)	5.56	10.56	(16.26)
Less:
Dividends from net investment income	(0.85)	(0.66)	(0.31)	(0.25)	(0.07)
Net asset value, end of period	$35.94	$33.76	$38.83	$33.58	$23.27
Total return (b)	8.98%	(11.36)%	16.57%	45.36%	(41.07	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$122,204	$158,687	$209,695	$97,394	$24,429
Ratio of gross expenses to average net assets	0.68%	0.64%	0.63%	0.98%	2.20	%(d)
Ratio of net expenses to average net assets	0.52%	0.61%	0.63%	0.65%	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.51%	0.61%	0.63%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	1.95%	1.40%	1.26%	1.38%	1.49	%(d)
Portfolio turnover rate	10%	15%	19%	28%	19	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

76

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Solar Energy ETF#
					For the Period
					April 21,
					2008 (a) through
	For the Year Ended December 31,				December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$55.35	$165.75	$233.70	$213.30	$610.20
Income from investment operations:
Net investment income	1.29	3.75	0.90	1.50	0.05
Net realized and unrealized gain (loss) on investments	(18.94)	(110.70)	(67.80)	20.25	(396.95)
Total from investment operations	(17.65)	(106.95)	(66.90)	21.75	(396.90)
Less:
Dividends from net investment income	(1.32)	(3.45)	(1.05)	(1.35)	—
Net asset value, end of period	$36.38	$55.35	$165.75	$233.70	$213.30
Total return (b)	(31.89)%	(64.50)%	(28.65)%	10.17%	(65.04	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,914	$9,950	$24,867	$34,279	$18,483
Ratio of gross expenses to average net assets	1.86%	1.06%	0.92%	0.96%	1.23	%(d)
Ratio of net expenses to average net assets	0.66%	0.65%	0.65%	0.66%	0.65	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65%	0.65	%(d)
Ratio of net investment income (loss) to average net assets	3.47%	2.63%	0.50%	0.86%	(0.02	)%(d)
Portfolio turnover rate	59%	35%	37%	51%	52	%(c)

	Steel ETF
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$47.64	$72.48	$61.57	$29.43	$85.02
Income from investment operations:
Net investment income	1.09	1.14	0.86	0.92	1.12
Net realized and unrealized gain (loss) on investments	1.20	(24.84)	11.08	32.20	(55.35)
Total from investment operations	2.29	(23.70)	11.94	33.12	(54.23)
Less:
Dividends from net investment income	(1.08)	(1.14)	(0.87)	(0.92)	(1.31)
Distributions from net realized gains	—	—	—	—	(0.05)
Return of capital	—	—	(0.16)	(0.06)	—
Total Dividends and Distributions	(1.08)	(1.14)	(1.03)	(0.98)	(1.36)
Net asset value, end of year	$48.85	$47.64	$72.48	$61.57	$29.43
Total return (b)	4.80%	(32.70)%	19.39%	112.51%	(63.79)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$153,881	$181,037	$279,066	$390,947	$89,754
Ratio of gross expenses to average net assets	0.60%	0.58%	0.55%	0.59%	0.60%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.56%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.40%	1.97%	1.04%	2.79%	1.44%
Portfolio turnover rate	13%	3%	13%	19%	21%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 2, 2012, the Fund effected a reverse share split as described in the Notes to Financial Statements. Per share data for the period April 21, 2008 through July 1, 2012 has been adjusted to give effect to the reverse share split (See Note 10).

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Unconventional
	Oil & Gas ETF
	For the Period
	February 14,
	2012 (a) through
	December 31,
	2012
Net asset value, beginning of period	$25.02
Income from investment operations:
Net investment income	0.23
Net realized and unrealized loss on investments	(2.49)
Total from investment operations	(2.26)
Less:
Dividends from net investment income	(0.22)
Net asset value, end of period	$22.54
Total return (b)	(9.04	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,780
Ratio of gross expenses to average net assets	0.92	%(d)
Ratio of net expenses to average net assets	0.54	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.54	%(d)
Ratio of net investment income to average net assets	1.12	%(d)
Portfolio turnover rate	35	%(c)

	Uranium+Nuclear Energy ETF
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.94	$25.29	$22.65	$19.30	$35.62
Income from investment operations:
Net investment income (loss)	0.42	(0.09)	0.51	0.22	1.27
Net realized and unrealized gain (loss) on investments	(0.95)	(8.33)	3.19	3.55	(17.59)
Total from investment operations	(0.53)	(8.42)	3.70	3.77	(16.32)
Less:
Dividends from net investment income	(0.63)	(1.93)	(1.06)	(0.42)	—
Net asset value, end of year	$13.78	$14.94	$25.29	$22.65	$19.30
Total return (b)	(3.53)%	(33.29)%	16.37%	19.52%	(45.82)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$78,567	$86,668	$260,442	$157,402	$135,065
Ratio of gross expenses to average net assets	0.67%	0.63%	0.57%	0.66%	0.61%
Ratio of net expenses to average net assets	0.60%	0.62%	0.57%	0.66%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.61%	0.57%	0.63%	0.61%
Ratio of net investment income to average net assets	2.82%	1.42%	2.53%	1.00%	1.31%
Portfolio turnover rate	52%	51%	40%	45%	23%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

78

MARKET VECTORS ETF TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2012, offers fifty investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, RVE Hard Assets Producers ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Euronext, Deutsche Börse AG, Ardour Global Indexes, LLC, S-Network Global Indexes, LLC or Market Vectors Index Solutions GmbH, a wholly owned subsidiary of the Adviser.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
Agribusiness ETF	August 31, 2007	DAXglobal® Agribusiness Index
Coal ETF	January 10, 2008	Market Vectors Global Coal Index*
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	Market Vectors Junior Gold Miners Index*
Oil Services ETF	December 20, 2011	Market Vectors US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	Market Vectors Rare Earth/Strategic Metals Index*
RVE Hard Assets Producers ETF	August 29, 2008	RogersTM–Van Eck Hard Assets Producers Index
Solar Energy ETF	April 21, 2008	Ardour Solar Energy IndexSM
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	Market Vectors Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	DAXglobal® Nuclear Energy Index

* Published by Market Vectors Index Solutions GmbH.

Note 2–Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to
79

NOTES TO FINANCIAL STATEMENTS
(continued)

maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs in the valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.
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E.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

F.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended December 31, 2012.

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities on the Statement of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the year ended December 31, 2012.

G.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, at least until May 1, 2013 to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, trading expenses, taxes and extraordinary expenses, listed in the table below.

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NOTES TO FINANCIAL STATEMENTS

(continued)

The current expense caps and the amounts waived by the Adviser for the year ended December 31, 2012, are as follows:

Fund	Expense Cap		Waiver of Management Fees	Expenses Assumed by the Adviser
Agribusiness ETF	0.56%		$—	$—
Coal ETF	0.59		55,372	—
Global Alternative Energy ETF	0.62		93,828	—
Gold Miners ETF	0.53		—	—
Junior Gold Miners ETF	0.56		—	—
Oil Services ETF	0.35		341,895	—
Rare Earth/Strategic Metals ETF	0.57		123,122	—
RVE Hard Assets Producers ETF	0.49	*	248,834	—
Solar Energy ETF	0.65		55,751	78,316
Steel ETF	0.55		65,303	—
Unconventional Oil & Gas ETF	0.54		55,373	—
Uranium+Nuclear Energy ETF	0.60		57,753	—

* The Fund expense cap prior to May 1, 2012 for RVE Hard Assets Producers ETF was 0.59%.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments—For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$1,073,990,024	$1,096,788,567
Coal ETF	125,117,085	124,430,479
Global Alternative Energy ETF	17,668,113	17,762,937
Gold Miners ETF	517,074,946	441,082,174
Junior Gold Miners ETF	523,720,293	618,794,581
Oil Services ETF	64,675,349	63,675,669
Rare Earth/Strategic Metals ETF	81,748,208	81,688,902
RVE Hard Assets Producers ETF	14,774,654	15,498,232
Solar Energy ETF	7,381,823	6,446,294
Steel ETF	18,851,182	19,058,143
Unconventional Oil & Gas ETF	5,723,452	5,719,389
Uranium+Nuclear Energy ETF	44,357,283	45,526,124
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Note 5–Income Taxes–As of December 31, 2012, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$5,694,598,868	$605,630,683	$(468,793,655)	$136,837,028
Coal ETF	342,196,037	4,678,543	(66,759,140)	(62,080,597)
Global Alternative Energy ETF	92,885,264	3,494,657	(41,556,167)	(38,061,510)
Gold Miners ETF	11,957,964,093	14,238,284	(2,360,101,273)	(2,345,862,989)
Junior Gold Miners ETF	3,593,428,677	128,654,004	(901,226,031)	(772,572,027)
Oil Services ETF	1,419,204,553	8,180,518	(80,195,280)	(72,014,762)
Rare Earth/Strategic Metals ETF	300,781,346	9,285,541	(92,652,457)	(83,366,916)
RVE Hard Assets Producers ETF	130,199,830	12,706,806	(17,291,301)	(4,584,495)
Solar Energy ETF	19,884,387	516,783	(6,688,749)	(6,171,966)
Steel ETF	249,435,330	3,248,601	(66,561,391)	(63,312,790)
Unconventional Oil & Gas ETF	17,612,113	427,918	(2,163,807)	(1,735,889)
Uranium+Nuclear Energy ETF	107,756,448	5,441,409	(27,548,497)	(22,107,088)

At December 31, 2012, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Capital	Late-Year	Temporary	Appreciation
Fund	Income	Losses	Losses	Difference	(Depreciation)	Total
Agribusiness ETF	$1,479,349	$(587,419,548)	$—	$(183,612)	$136,952,090	$(449,171,721)
Coal ETF	55,426	(305,183,162)	(8,388,870)	(21,857)	(62,081,179)	(375,619,642)
Global Alternative Energy ETF	48,152	(257,899,789)	(8,113,120)	(13,315)	(38,062,316)	(304,040,388)
Gold Miners ETF	230,329	(783,314,606)	(491,967)	(430,745)	(2,345,862,987)	(3,129,869,976)
Junior Gold Miners ETF	—	(333,921,139)	(211,341,917)	(67,516)	(772,574,536)	(1,317,905,108)
Oil Services ETF	—	—	(1,426,563)	(12,339)	(72,014,762)	(73,453,664)
Rare Earth/Strategic Metals ETF	221,597	(49,404,898)	(10,240,622)	(5,848)	(83,367,829)	(142,797,600)
RVE Hard Assets Producers ETF	20,846	(8,370,801)	(679,121)	(16,920)	(4,581,013)	(13,627,009)
Solar Energy ETF	—	(49,866,382)	(6,156,765)	(1,579)	(6,171,340)	(62,196,066)
Steel ETF	43,386	(127,863,406)	(3,121,220)	(19,472)	(63,312,790)	(194,273,502)
Unconventional Oil & Gas ETF	2,910	(422,887)	(76,326)	(161)	(1,735,958)	(2,232,422)
Uranium+Nuclear Energy ETF	538,276	(157,606,598)	(5,023,472)	(44,671)	(22,109,956)	(184,246,421)

The tax character of dividends paid to shareholders during the years ended December 31, 2012 and December 31, 2011 are as follows:

	2012 Dividends	2011 Dividends
			Long-Term
	Ordinary	Ordinary	Capital	Return of
Fund	Income	Income	Gains	Capital
Agribusiness ETF	$104,052,600	$34,623,770	$—	$1,217,830
Coal ETF	3,973,750	4,781,700	—	—
Global Alternative Energy ETF	859,050	1,791,370	—	70,430
Gold Miners ETF	89,467,455	26,160,375	—	—
Junior Gold Miners ETF	96,187,500	96,438,510	27,190,190	—
Oil Services ETF*	13,718,954	—	—	—
Rare Earth/Strategic Metals ETF	2,996,400	12,770,200	—	—
RVE Hard Assets Producers ETF	2,900,200	3,102,000	—	—
Solar Energy ETF	395,100	629,100	—	—
Steel ETF	3,386,250	4,339,600	—	—
Unconventional Oil & Gas ETF	152,600	—	—	—
Uranium+Nuclear Energy ETF	3,602,400	11,398,800	—	—

* Include short-term capital gains.

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NOTES TO FINANCIAL STATEMENTS
(continued)

Net qualified late-year losses incurred after October 31, 2012 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2012, the Funds intend to defer to January 1, 2013 for federal tax purpose qualified late year losses as follows:

	Late-Year	Post-October
Fund	Ordinary Losses	Capital Losses
Agribusiness ETF	$—	$—
Coal ETF	—	8,388,870
Global Alternative Energy ETF	—	8,113,120
Gold Miners ETF	—	491,967
Junior Gold Miners ETF	37,328,650	174,013,267
Oil Services ETF	—	1,426,563
Rare Earth/Strategic Metals ETF	—	10,240,622
RVE Hard Assets Producers ETF	—	679,121
Solar Energy ETF	850	6,155,915
Steel ETF	—	3,121,220
Unconventional Oil & Gas ETF	—	76,326
Uranium+Nuclear Energy ETF	—	5,023,472

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2012, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective	Post-Effective
	No Expiration	No Expiration
	Short-Term	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Agribusiness ETF	$102,772,109	$101,735,320	$85,630,099	$257,031,280	$40,221,865	$28,875
Coal ETF	11,462,551	101,109,442	18,822,843	155,793,705	17,994,621	—
Global Alternative Energy ETF	279,065	51,410,436	34,193,213	158,919,596	13,029,866	67,613
Gold Miners ETF	245,247,263	84,402,665	1,784,160	388,612,074	63,268,445	—
Junior Gold Miners ETF	210,549,584	123,371,555	—	—	—	—
Oil Services ETF	—	—	—	—	—	—
Rare Earth/Strategic Metals ETF	26,454,886	22,950,012	—	—	—	—
RVE Hard Assets Producers ETF	2,335,793	3,747,151	540,880	1,722,348	24,629	—
Solar Energy ETF	4,236,188	17,226,418	8,586,525	19,016,483	800,768	—
Steel ETF	1,889,761	15,132,245	21,020,656	79,176,906	10,643,838	—
Unconventional Oil & Gas ETF	422,887	—	—	—	—	—
Uranium+Nuclear Energy ETF	12,082,982	43,346,967	41,593,262	49,042,636	11,040,582	500,169

During the year ended December 31, 2012, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net investment losses and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

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Fund	Increase/Decrease in Accumulated Net Investment Income/Loss	Increase/Decrease in Accumulated Net Realized Gain/Loss	Increase/Decrease in Aggregate Paid in Capital
Agribusiness ETF	$(1,385,792)	$(121,350,369)	$122,736,161
Coal ETF	(56,033)	31,531,198	(31,475,165)
Global Alternative Energy ETF	(9,134)	3,990,078	(3,980,944)
Gold Miners ETF	3,898,402	(239,133,025)	235,234,623
Junior Gold Miners ETF	4,482,863	(16,904,264)	12,421,401
Oil Services ETF	(422,221)	(92,099,184)	92,521,405
Rare Earth/Strategic Metals ETF	189,460	986,824	(1,176,284)
RVE Hard Assets Producers ETF	(2,836)	(6,177,910)	6,180,746
Solar Energy ETF	5,294	11,499	(16,793)
Steel ETF	—	5,222,313	(5,222,313)
Unconventional Oil & Gas ETF	(6,204)	(386,001)	392,205
Uranium+Nuclear Energy ETF	(25,175)	1,017,155	(991,980)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2009-2011), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any interest or penalties.

Note 6–Capital Share Transactions–As of December 31, 2012, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2012 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$180,488,241	$664,397,260
Coal ETF	140,218,703	182,456,083
Global Alternative Energy ETF	—	12,660,584
Gold Miners ETF	8,867,249,398	7,369,071,936
Junior Gold Miners ETF	1,388,164,379	287,955,765
Oil Services ETF	5,587,770,408	5,231,887,601
Rare Earth / Strategic Metals ETF	19,659,032	21,328,273
RVE Hard Assets Producers ETF	12,465,310	55,617,459
Solar Energy ETF	5,721,548	—
Steel ETF	91,197,956	131,066,293
Unconventional Oil & Gas ETF	23,303,283	5,685,883
Uranium+Nuclear Energy ETF	5,471,617	6,943,593

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of

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NOTES TO FINANCIAL STATEMENTS
(continued)

currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” on the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” on the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Fund’s custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government securities or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund and/or the Bank of New York Institutional Cash Reserve. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders,’ administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of December 31, 2012, the loans outstanding and the collateral received are included in value of securities on loan and collateral for securities loaned, respectively, in the Statements of Assets and Liabilities.

Note 10–Share Split–On January 27, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. The split took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Statements of Assets and Liabilities, Statements of Changes in Net Assets and Financial Highlights for the Oil Services ETF have been adjusted to reflect the 3 for 1 share split.

On July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Statements of Assets and Liabilities, Statements of Changes in Net Assets and Financial Highlights for Solar Energy ETF have been adjusted to reflect the 1 for 15 reverse share split.

Note 11–Bank Line of Credit–Certain Funds may participate in a $130 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2012, the following Funds borrowed under this Facility:

	Days	Average Daily	Average
Fund	Outstanding	Loan Balance	Interest Rate
Agribusiness ETF	321	$43,564,108	1.89%
Coal ETF	120	693,938	1.90
Global Alternative Energy ETF	178	92,677	1.90
Gold Miners ETF	218	5,575,500	1.90
Junior Gold Miners ETF	256	4,249,642	1.89
Oil Services ETF	191	1,501,277	1.90
Rare Earth/Strategic Metals ETF	266	3,027,194	1.90
86

	Days	Average Daily	Average
Fund	Outstanding	Loan Balance	Interest Rate
RVE Hard Asset Producers ETF	329	$652,915	1.89%
Solar Energy ETF	89	76,764	1.90
Steel ETF	203	268,558	1.89
Uranium-Nuclear Energy ETF	108	230,611	1.90

The Funds had no outstanding loan balances at December 31, 2012.

Note 12–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2012, there were no offsets of custodial fees.

Note 13–Recent Accounting Pronouncements–The Funds have adopted Accounting Standards Update (“ASU”) No. 2011–04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011–04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011–04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011–04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and can be found in Note 2 to the financial statements and the Schedule of Investments, if applicable.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011–11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivative instruments that are either: (1) offset in according with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of ASU No. 2011–11 and its impact on the Funds’ financial statements.

Note 14–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 18, 2013, the Trust increased the line of credit from $130 million to $200 million.

Effective January 23, 2013, the names of the Market Vectors Junior Gold Miners Index, the Market Vectors Rare Earth/Strategic Metals Index and the Market Vectors Unconventional Oil & Gas Index have been changed to the Market Vectors Global Junior Gold Miners Index, the Market Vectors Global Rare Earth/Strategic Metals Index, and the Market Vectors Global Unconventional Oil & Gas Index respectively. The changes described above are name changes only and do not reflect any other changes to the indexes.

87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, RVE Hard Asset Producers ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (twelve of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2012, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, RVE Hard Asset Producers ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (twelve of the series constituting Market Vectors ETF Trust) at December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2013

88

MARKET VECTORS ETF TRUST
TAX INFORMATION
(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during 2012 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Agribusiness ETF	$12,295,702	$116,191,332
Gold Miners ETF	12,422,949	105,987,871
RVE Hard Assets Producers ETF	212,283	2,618,231
Rare Earth/Strategic Metals ETF	69,021	1,960,363
Uranium+Nuclear Energy ETF	169,497	2,094,003

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2012.

Agribusiness ETF	67.48%
Coal ETF	24.38%
Global Alternative Energy ETF	10.24%
Gold Miners ETF	28.19%
Oil Services ETF	58.23%
RVE Hard Assets Producers ETF	42.98%
Rare Earth/Strategic Metals ETF	8.26%
Steel ETF	40.54%
Unconventional Oil & Gas ETF	80.74%
Uranium+Nuclear Energy ETF	16.87%
89

MARKET VECTORS ETF TRUST
BOARD OF TRUSTEES AND OFFICERS
December 31, 2012 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

David H. Chow, 55*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC - March 1999 to present (financial/ strategy consulting firm and Registered Investment Advisor).	50	Director, Forward Management, LLC and Audit Committee Chairman; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council; Secretary and Board Member of the CFA Society of Stamford.

R. Alastair Short, 59*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	60	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 50*†	Trustee	Since 2012	Partner, Bain & Company (management consulting firm), April 2012 to present; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2004 to February 2009.	50	Board Member, Special Olympics, New Jersey, November 2011 to present; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.

Richard D. Stamberger, 53*†	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (media company).	60	None.

Interested Trustee:

Jan F. van Eck, 49[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	50	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
90

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 41	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 37	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001- July 2008).

Lars Hamich, 44	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 58	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and Compliance Officer VEARA (since December 2006) and of VESC (since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 - December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 29	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (Since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
91

[This page intentionally left blank.]

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:
Van Eck Associates Corporation

Distributor:
Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:
1.888.MKT.VCTR

MVHAAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and Governance
     Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst& Young, as principal accountant for the Market Vectors ETF Trust, billed audit fees of $1,122,050 for 2012 and $731,650 for 2011.

(b)  Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2012 and $0 for 2011.

(c)  Tax Fees

     Ernst & Young billed tax fees of $673,465 for 2012 and $270,344 for 2011.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 8, 2013
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                         -----------------------
Date March 8, 2013
     --------------

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------

Date March 8, 2013
     --------------